Document and Entity Information	12 Months Ended
Sep. 21, 2010
Document Type	8-K
Amendment Flag	false
Document Period End Date	2010-09-21
Trading Symbol	CNX
Entity Registrant Name	CONSOL Energy Inc
Entity Central Index Key	0001070412

CONSOLIDATED STATEMENTS OF INCOME (USD $) In Thousands, except Share data	12 Months Ended
	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007
Sales-Outside	$ 4,311,791	$ 4,181,569	$ 3,324,346
Sales-Purchased Gas	7,040	8,464	7,628
Sales-Gas Royalty Interests	40,951	79,302	46,586
Freight-Outside	148,907	216,968	186,909
Other Income (Note 3)	113,186	166,142	196,728
Total Revenue and Other Income	4,621,875	4,652,445	3,762,197
Cost of Goods Sold and Other Operating Charges (exclusive of depreciation, depletion and amortization shown below)	2,757,052	2,843,203	2,352,000
Purchased Gas Costs	6,442	8,175	7,162
Gas Royalty Interests Costs	32,376	73,962	39,921
Freight Expense	148,907	216,968	186,909
Selling, General and Administrative Expenses	130,704	124,543	108,664
Depreciation, Depletion and Amortization	437,417	389,621	324,715
Interest Expense (Note 4)	31,419	36,183	30,851
Taxes Other Than Income (Note 5)	289,941	289,990	258,926
Black Lung Excise Tax Refund	(728)	(55,795)	24,092
Total Costs	3,833,530	3,926,850	3,333,240
Earnings Before Income Taxes	788,345	725,595	428,957
Income Taxes (Note 6)	221,203	239,934	136,137
Net Income	567,142	485,661	292,820
Less: Net Income Attributable to Noncontrolling Interest	(27,425)	(43,191)	(25,038)
Net Income Attributable to CONSOL Energy Inc. Shareholders	$ 539,717	$ 442,470	$ 267,782
Earnings Per Share (Note 1):
Basic	$ 2.99	$ 2.43	$ 1.47
Dilutive	$ 2.95	$ 2.4	$ 1.45
Weighted Average Number of Common Shares Outstanding (Note 1):
Basic	180,693,243	182,386,011	182,050,627
Dilutive	182,821,136	184,679,592	184,149,751
Dividends Paid Per Share	$ 0.4	$ 0.4	$ 0.31

CONSOLIDATED BALANCE SHEETS (USD $) In Thousands	Dec. 31, 2009	Dec. 31, 2008
Current Assets:
Cash and Cash Equivalents	$ 65,607	$ 138,512
Accounts and Notes Receivable:
Trade	317,460	221,729
Other Receivables	15,983	79,552
Inventories (Note 8)	307,597	227,810
Recoverable Income Taxes		33,862
Deferred Income Taxes (Note 6)	73,383	60,599
Prepaid Expenses	161,006	221,750
Total Current Assets	941,036	983,814
Property, Plant and Equipment:
Property, Plant and Equipment	10,681,955	9,980,288
Less-Accumulated Depreciation, Depletion and Amortization	4,557,665	4,214,316
Total Property, Plant and Equipment-Net (Note 10)	6,124,290	5,765,972
Other Assets:
Deferred Income Taxes (Note 6)	425,297	333,543
Investment in Affiliates	83,533	72,996
Other	151,245	214,133
Total Other Assets	660,075	620,672
TOTAL ASSETS	7,725,401	7,370,458
Current Liabilities:
Accounts Payable	269,560	385,197
Short-Term Notes Payable (Note 11)	472,850	557,700
Current Portion of Long-Term Debt (Note 13 and Note 14)	45,394	22,401
Accrued Income Taxes	27,944
Other Accrued Liabilities (Note 12)	612,838	546,442
Total Current Liabilities	1,428,586	1,511,740
Long-Term Debt:
Long-Term Debt (Note 13)	363,729	393,312
Capital Lease Obligations (Note 14)	59,179	75,039
Total Long-Term Debt	422,908	468,351
Deferred Credits and Other Liabilities:
Postretirement Benefits Other Than Pensions (Note 15)	2,679,346	2,493,344
Pneumoconiosis Benefits (Note 16)	184,965	190,261
Mine Closing	397,320	404,629
Gas Well Closing	85,992	80,554
Workers' Compensation (Note 16)	152,486	128,477
Salary Retirement (Note 15)	189,697	194,567
Reclamation	27,105	38,193
Other	132,517	185,996
Total Deferred Credits and Other Liabilities	3,849,428	3,716,021
TOTAL LIABILITIES	5,700,922	5,696,112
Stockholders' Equity:
Common Stock, $.01 Par Value; 500,000,000 Shares Authorized, 183,014,426 Issued and 181,086,267 Outstanding at December 31, 2009; 183,014,426 Issued and 180,549,851 Outstanding at December 31, 2008	1,830	1,830
Capital in Excess of Par Value	1,033,616	993,478
Preferred Stock, 15,000,000 authorized, None issued and outstanding
Retained Earnings	1,456,898	1,010,902
Accumulated Other Comprehensive Loss (Note 19)	(640,504)	(461,900)
Common Stock in Treasury, at Cost-1,928,159 Shares at December 31, 2009 and 2,464,575 Shares at December 31, 2008	(66,292)	(82,123)
Total CONSOL Energy Inc. Stockholders' Equity	1,785,548	1,462,187
Noncontrolling Interest	238,931	212,159
TOTAL EQUITY	2,024,479	1,674,346
TOTAL LIABILITIES AND EQUITY	$ 7,725,401	$ 7,370,458

CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $)	Dec. 31, 2009	Dec. 31, 2008
Common Stock, Par Value	$ 0.01	$ 0.01
Common Stock, Shares Authorized	500,000,000	500,000,000
Common Stock, Issued	183,014,426	183,014,426
Common Stock, Outstanding	181,086,267	180,549,851
Preferred Stock, authorized	15,000,000	15,000,000
Preferred Stock, issued	0	0
Preferred Stock, outstanding	0	0
Common Stock in Treasury, Shares	1,928,159	2,464,575

CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY (USD $) In Thousands	Common Stock	Capital in Excess of Par Value	Retained Earnings (Deficit)	Accumulated Other Comprehensive Income (Loss)	Common Stock in Treasury	Total CONSOL Energy, Inc. Stockholders' Equity	Non-Controlling Interest	Total
Beginning Balance at Dec. 31, 2006	$ 1,851	$ 921,881	$ 600,541	$ (375,717)	$ (82,405)	$ 1,066,151	$ 135,659	$ 1,201,810
Net Income			267,782			267,782	25,038	292,820
Treasury Rate Lock (Net of $49 in 2009, $55 in 2008 and $52 in 2007 Tax)				(81)		(81)		(81)
Gas Cash Flow Hedge (Net of $34,932 in 2009, $77,292 in 2008 and $2,146 in 2007 Tax)				3,445		3,445	769	4,214
Actuarially Determined Long-Term Liability Adjustments (Net of $77,361 in 2009, $82,156 in 2008 and $27,991 in 2007 Tax)				(46,931)		(46,931)	(78)	(47,009)
Comprehensive Income (Loss)			267,782	(43,567)		224,215	25,729	249,944
Cumulative Effect of Adoption of Income Tax Uncertainties			(3,202)			(3,202)		(3,202)
Issuance of Treasury Stock			(42,110)		61,334	19,224		19,224
Issuance of CNX Gas Stock							215	215
Purchases of Treasury Stock					(80,157)	(80,157)		(80,157)
Purchases of CNX Gas Stock							(1,762)	(1,762)
Tax Benefit From Stock-Based Compensation		23,682				23,682	16	23,698
Amortization of Stock-Based Compensation Awards		20,981				20,981	3,261	24,242
Dividends (per share $0.40 in 2009, $0.40 in 2008 and $0.31 in 2007)			(56,475)			(56,475)		(56,475)
Ending Balance at Dec. 31, 2007	1,851	966,544	766,536	(419,284)	(101,228)	1,214,419	163,118	1,377,537
Net Income			442,470			442,470	43,191	485,661
Treasury Rate Lock (Net of $49 in 2009, $55 in 2008 and $52 in 2007 Tax)				(77)		(77)		(77)
Gas Cash Flow Hedge (Net of $34,932 in 2009, $77,292 in 2008 and $2,146 in 2007 Tax)				97,833		97,833	20,813	118,646
Actuarially Determined Long-Term Liability Adjustments (Net of $77,361 in 2009, $82,156 in 2008 and $27,991 in 2007 Tax)				(140,289)		(140,289)	(16)	(140,305)
Comprehensive Income (Loss)			442,470	(42,533)		399,937	63,988	463,925
Adoption of Actuarially Determined Long-Term Liability Measurement Provision (Net of $23,652 Tax)			(38,606)	(83)		(38,689)	(18)	(38,707)
Issuance of Treasury Stock			(21,519)		34,980	13,461		13,461
Issuance of CNX Gas Stock							312	312
Purchases of Treasury Stock					(15,875)	(15,875)		(15,875)
Purchases of CNX Gas Stock							(18,682)	(18,682)
Retirement of Common Stock (2,112,200 Shares)	(21)	(16,876)	(65,022)			(81,919)		(81,919)
Tax Benefit From Stock-Based Compensation		22,003				22,003	62	22,065
Amortization of Stock-Based Compensation Awards		21,807				21,807	3,379	25,186
Dividends (per share $0.40 in 2009, $0.40 in 2008 and $0.31 in 2007)			(72,957)			(72,957)		(72,957)
Ending Balance at Dec. 31, 2008	1,830	993,478	1,010,902	(461,900)	(82,123)	1,462,187	212,159	1,674,346
Net Income			539,717			539,717	27,425	567,142
Treasury Rate Lock (Net of $49 in 2009, $55 in 2008 and $52 in 2007 Tax)				(83)		(83)		(83)
Gas Cash Flow Hedge (Net of $34,932 in 2009, $77,292 in 2008 and $2,146 in 2007 Tax)				(44,270)		(44,270)	(8,862)	(53,132)
Actuarially Determined Long-Term Liability Adjustments (Net of $77,361 in 2009, $82,156 in 2008 and $27,991 in 2007 Tax)				(134,251)		(134,251)	(298)	(134,549)
Comprehensive Income (Loss)			539,717	(178,604)		361,113	18,265	379,378
Issuance of Treasury Stock			(21,429)		15,831	(5,598)		(5,598)
Issuance of CNX Gas Stock							157	157
Tax Benefit From Stock-Based Compensation		2,674				2,674	13	2,687
Amortization of Stock-Based Compensation Awards		32,723				32,723	16,658	49,381
Stock-Based Compensation Awards to CNX Gas Employees		4,741				4,741	(3,951)	790
Net Change in Crown Drilling Noncontrolling Interest							(4,370)	(4,370)
Dividends (per share $0.40 in 2009, $0.40 in 2008 and $0.31 in 2007)			(72,292)			(72,292)		(72,292)
Ending Balance at Dec. 31, 2009	$ 1,830	$ 1,033,616	$ 1,456,898	$ (640,504)	$ (66,292)	$ 1,785,548	$ 238,931	$ 2,024,479

CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY (Parenthetical) (USD $) In Thousands, except Share data	12 Months Ended
	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007
Treasury Rate Lock, Tax	$ 49	$ 55	$ 52
Gas Cash Flow Hedge, Tax	34,932	77,292	2,146
Actuarially Determined Long-Term Liability Adjustments, Tax	77,361	82,156	27,991
Adoption of Actuarially Determined Long-Term Liability Measurement Provision, Tax		$ 23,652
Retirement of Common Stock, Shares		2,112,200
Dividends, per share	$ 0.4	$ 0.4	$ 0.31

CONSOLIDATED STATEMENTS OF CASH FLOWS (USD $) In Thousands	12 Months Ended
	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007
Cash Flows from Operating Activities:
Net Income	$ 567,142	$ 485,661	$ 292,820
Adjustments to Reconcile Net Income to Net Cash Provided By Operating Activities:
Depreciation, Depletion and Amortization	437,417	389,621	324,715
Stock-based Compensation	39,032	25,186	24,243
Gain on Sale of Assets	(15,121)	(23,368)	(112,389)
Amortization of Mineral Leases	3,970	4,871	4,519
Deferred Income Taxes	47,430	135,594	59,555
Equity in Earnings of Affiliates	(15,707)	(11,140)	(6,551)
Changes in Operating Assets:
Accounts Receivable Securitization	(115,000)	39,600	125,400
Accounts and Notes Receivable	84,597	(79,747)	14,074
Inventories	(79,787)	(53,994)	13,448
Prepaid Expenses	10,730	(5,032)	(9,145)
Changes in Other Assets	(724)	17,081	40,164
Changes in Operating Liabilities:
Accounts Payable	(70,458)	64,851	(2,435)
Other Operating Liabilities	80,527	(14,020)	(30,978)
Changes in Other Liabilities	(45,883)	51,546	(54,924)
Other	17,286	2,754	1,517
Net Cash Provided by Operating Activities	945,451	1,029,464	684,033
Cash Flows from Investing Activities:
Capital Expenditures	(920,080)	(1,061,669)	(743,114)
Acquisition of AMVEST			(296,724)
Proceeds from Sale of Assets	69,884	28,193	84,791
Purchase of Stock in Subsidiary		(67,259)	(10,000)
Net Investment in Equity Affiliates	4,855	1,879	(7,057)
Net Cash Used in Investing Activities	(845,341)	(1,098,856)	(972,104)
Cash Flows from Financing Activities:
Payments on Long-Term Debt			(45,000)
(Payments on) Proceeds from Short-Term Debt	(84,850)	310,200	247,500
Payments on Miscellaneous Borrowings	(19,190)	(10,414)	(2,935)
Tax Benefit from Stock-Based Compensation	3,270	22,003	23,682
Dividends Paid	(72,292)	(72,957)	(56,475)
Issuance of Treasury Stock	2,547	15,215	19,224
Purchases of Treasury Stock		(97,794)	(80,157)
Noncontrolling Interest Member Distribution	(2,500)
Net Cash (Used In) Provided By Financing Activities	(173,015)	166,253	105,839
Net Increase (Decrease) in Cash and Cash Equivalents	(72,905)	96,861	(182,232)
Cash and Cash Equivalents at Beginning of Period	138,512	41,651	223,883
Cash and Cash Equivalents at End of Period	$ 65,607	$ 138,512	$ 41,651

Significant Accounting Policies:	12 Months Ended
Dec. 31, 2009
Significant Accounting Policies:

Note 1—Significant Accounting Policies:

A summary of the significant accounting policies of CONSOL Energy Inc. and subsidiaries (CONSOL Energy) is presented below. These, together with the other notes that follow, are an integral part of the Consolidated Financial Statements.

Basis of Consolidation:

The Consolidated Financial Statements include the accounts of majority-owned and controlled subsidiaries. The accounts of variable interest entities (VIEs) as defined by the Consolidation Topic of the Financial Accounting Standards Board’s (FASB) Accounting Standards Codification where CONSOL Energy is the primary beneficiary, are included in the consolidated financial statements. Investments in business entities in which CONSOL Energy does not have control, but has the ability to exercise significant influence over the operating and financial policies, are accounted for under the equity method. All significant intercompany transactions and accounts have been eliminated in consolidation.

Use of Estimates:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses, and various disclosures. Actual results could differ from those estimates. The most significant estimates included in the preparation of the financial statements are related to other postretirement benefits, coal workers’ pneumoconiosis, workers’ compensation, salary retirement benefits, stock-based compensation, reclamation, mine closure and gas well plugging liabilities, deferred income tax assets and liabilities, contingencies, and coal and gas reserve values.

Cash and Cash Equivalents:

Cash and cash equivalents include cash on hand and on deposit at banking institutions as well as all highly liquid short-term securities with original maturities of three months or less.

Trade Accounts Receivable:

Trade accounts receivable are recorded at the invoiced amount and do not bear interest. CONSOL Energy reserves for specific accounts receivable when it is probable that all or a part of an outstanding balance will not be collected, such as customer bankruptcies. Collectability is determined based on terms of sale, credit status of customers and various other circumstances. CONSOL Energy regularly reviews collectability and establishes or adjusts the allowance as necessary using the specific identification method. Account balances are charged off against the allowance after all means of collection have been exhausted and the potential for recovery is considered remote. Reserves for uncollectible amounts were not material in the periods presented.

Inventories:

Inventories are stated at the lower of cost or market. The cost of coal inventories is determined by the first-in, first-out (FIFO) method. Coal inventory costs include labor, supplies, equipment costs, operating overhead and other related costs. The cost of merchandise for resale is determined by the last-in, first-out (LIFO) method and includes industrial maintenance, repair and operating supplies for sale to third parties. The cost of supplies inventory is determined by the average cost method and includes operating and maintenance supplies to be used in our mining operations.

Property, Plant and Equipment:

Property, plant and equipment is carried at cost. Expenditures which extend the useful lives of existing plant and equipment are capitalized. Interest costs applicable to major asset additions are capitalized during the construction period. Costs of additional mine facilities required to maintain production after a mine reaches the production stage, generally referred to as “receding face costs,” are expensed as incurred; however, the costs of additional airshafts and new portals are capitalized. Planned major maintenance costs which do not extend the useful lives of existing plant and equipment are expensed as incurred.

Coal exploration costs are expensed as incurred. Coal exploration costs include those incurred to ascertain existence, location, extent or quality of ore or minerals before beginning the development stage of the mine.

Costs of developing new underground mines and certain underground expansion projects are capitalized. Underground development costs, which are costs incurred to make the mineral physically accessible, include costs to prepare property for shafts, driving main entries for ventilation, haulage, personnel, construction of airshafts, roof protection and other facilities. Costs of developing the first pit within a permitted area of a surface mine are capitalized. A surface mine is defined as the permitted mining area which includes various adjacent pits that share common infrastructure, processing equipment and a common ore body. Surface mine development costs include construction costs for entry roads, drilling, blasting and removal of overburden in developing the first cut for mountain stripping or box cuts for surface stripping. Stripping costs incurred during the production phase of a mine are expensed as incurred.

Advance mining royalties are advance payments made to lessors under terms of mineral lease agreements that are recoupable against future production using the units-of-production method. Depletion of leased coal interests is computed using the units-of-production method over proven and probable coal reserves. Advance mining royalties and leased coal interests are evaluated periodically for impairment issues or whenever events or changes in circumstances indicate that the carrying amount may not be recoverable.

When properties are retired or otherwise disposed, the related cost and accumulated depreciation are removed from the respective accounts and any profit or loss on disposition is recognized in other income.

Gas wells are accounted for under the successful efforts method of accounting. Costs of property acquisitions, successful exploratory wells, development wells and related support equipment and facilities are capitalized. Costs of unsuccessful exploratory wells are expensed when such wells are determined to be non-productive, or if the determination cannot be made after finding sufficient quantities of reserves to continue evaluating the viability of the project. The costs of producing properties and mineral interests are amortized using the units-of-production method. Wells and related equipment and intangible drilling costs are amortized on a units-of-production method. Units-of-production amortization rates are revised when events and circumstances indicate an adjustment is necessary, but at least once a year; those revisions are accounted for prospectively as changes in accounting estimates.

Depreciation of mining plant and equipment is calculated on the straight-line method over their estimated useful lives or lease terms generally as follows:

Years
Building and improvements	10 to 45
Mine machinery and equipment	3 to 25
Leasehold improvements	Life of Lease

Costs to obtain coal lands are capitalized based on the fair value at acquisition and are amortized using the units-of-production method over all estimated proven and probable reserve tons assigned and accessible to the mine. Proven and probable coal reserves exclude non-recoverable coal reserves and anticipated processing losses. Rates are updated when revisions to coal reserve estimates are made. Coal reserve estimates are reviewed when events and circumstances indicate a reserve change is needed, or at a minimum once a year. Amortization of coal interests begins when the coal reserve is produced. At an underground mine, a ton is considered produced once it reaches the surface area of the mine. Any material income effect from changes in estimates is disclosed in the period the change occurs.

Airshafts and capitalized mine development associated with a coal reserve are amortized on a units-of-production basis as the coal is produced so that each ton of coal is assigned a portion of the unamortized costs. We employ this method to match costs with the related revenues realized in a particular period. Rates are updated when revisions to coal reserve estimates are made. Coal reserve estimates are reviewed when information becomes available that indicates a reserve change is needed, or at a minimum once a year. Any material income effect from changes in estimates is disclosed in the period the change occurs. Amortization of development cost begins when the development phase is complete and the production phase begins. At an underground mine, the end of the development phase and the beginning of the production phase takes place when construction of the mine for economic extraction is substantially complete. Coal extracted during the development phase is incidental to the mine’s production capacity and is not considered to shift the mine into the production phase.

Costs for purchased and internally developed software are expensed until it has been determined that the software will result in probable future economic benefits and management has committed to funding the project. Thereafter, all direct costs of materials and services incurred in developing or obtaining software, including certain payroll and benefit costs of employees associated with the project, are capitalized and amortized using the straight-line method over the estimated useful life which does not exceed 7 years.

Impairment of Long-lived Assets:

Impairment of long-lived assets is recorded when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets’ carrying value. The carrying value of the assets is then reduced to its estimated fair value which is usually measured based on an estimate of future discounted cash flows. Impairment of equity investments is recorded when indicators of impairment are present and the estimated fair value of the investment is less than the assets’ carrying value. Impairment expense of  $4,211 was recognized in Cost of Goods Sold and Other Operating Charges for the year ended December 31, 2009 for the impairment of certain sales contract assets. Impairment expense of  $3,773 was recognized in Cost of Goods Sold and Other Operating Charges in December 2008, when it became probable that an option to purchase preferred equity in PFBC Environment Energy Technology would not be exercised.

Income Taxes:

Deferred tax assets and liabilities are recognized for the expected future tax consequences of events that have been recognized in CONSOL Energy’s financial statements or tax returns. The provision for income taxes represents income taxes paid or payable for the current year and the change in deferred taxes, excluding the effects of acquisitions during the year. Deferred taxes result from differences between the financial and tax bases of CONSOL Energy’s assets and liabilities and are adjusted for changes in tax rates and tax laws when changes are enacted. Valuation allowances are recorded to reduce deferred tax assets when it is more likely than not that a deferred tax benefit will not be realized.

As required by the Income Tax Topic of the FASB Accounting Standards Codification, CONSOL Energy evaluates all tax positions taken on the state and federal tax filings to determine if the position is more likely than not to be sustained upon examination. For positions that meet the more likely than not to be sustained criteria, an evaluation to determine the largest amount of benefit, determined on a cumulative probability basis that is more likely than not to be realized upon ultimate settlement, is determined. A previously recognized tax position is derecognized when it is subsequently determined that a tax position no longer meets the more likely than not threshold to be sustained. The evaluation of the sustainability of a tax position and the probable amount that is more likely than not is based on judgment, historical experience and on various other assumptions that we believe are reasonable under the circumstances. The results of these estimates, that are not readily apparent from other sources, form the basis for recognizing an uncertain tax position liability. Actual results could differ from those estimates upon subsequent resolution of identified matters.

Postretirement Benefits Other Than Pensions:

Postretirement benefits other than pensions, except for those established pursuant to the Coal Industry Retiree Health Benefit Act of 1992 (the Health Benefit Act), are accounted for in accordance with the Retirement Benefits Compensation and Non-retirement Postemployment Benefits Compensation Topics of the FASB Accounting Standards Codification which requires employers to accrue the cost of such retirement benefits for the employees’ active service periods. Such liabilities are determined on an actuarial basis and CONSOL Energy is primarily self-insured for these benefits. Postretirement benefit obligations established by the Health Benefit Act are treated as a multi-employer plan which requires expense to be recorded for the associated obligations as payments are made. This treatment is in accordance with the Retirement Benefits Compensation (Extractive Activities—Mining) Topic of the FASB Accounting Standards Codification.

Pneumoconiosis Benefits and Workers’ Compensation:

CONSOL Energy is required by federal and state statutes to provide benefits to certain current and former totally disabled employees or their dependents for awards related to coal workers’ pneumoconiosis. CONSOL Energy is also required by various state statutes to provide workers’ compensation benefits for employees who sustain employment related physical injuries or some types of occupational disease. Workers’ compensation benefits include compensation for their disability, medical costs, and on some occasions, the cost of rehabilitation. CONSOL Energy is primarily self-insured for these benefits. Provisions for estimated benefits are determined on an actuarial basis.

Mine Closing, Reclamation and Gas Well Closing:

CONSOL Energy accrues for reclamation costs, mine closing costs, perpetual water care costs and dismantling and removing costs of gas related facilities using the accounting treatment prescribed by the Asset Retirement and Environmental Obligations Topic of the FASB Accounting Standards Codification. This statement requires the fair value of an asset retirement obligation be recognized in the period in which it is incurred if a reasonable estimate of fair value can be made. The present value of the estimated asset retirement costs is capitalized as part of the carrying amount of the long-lived asset. Depreciation of the capitalized asset retirement cost is generally determined on a units-of-production basis. Accretion of the asset retirement obligation is recognized over time and generally will escalate over the life of the producing asset, typically as production declines. Accretion is included in the Cost of Goods Sold and Other Operating Charges line on the Consolidated Statements of Income. Asset retirement obligations primarily relate to the closure of mines and gas wells, and includes treatment of water and the reclamation of land upon exhaustion of coal and gas reserves.

Accrued mine closing costs, perpetual care costs, reclamation and costs of dismantling and removing gas related facilities are regularly reviewed by management and are revised for changes in future estimated costs and regulatory requirements.

Retirement Plans:

CONSOL Energy has non-contributory defined benefit retirement plans covering substantially all employees not covered by multi-employer retirement plans. Effective January 1, 2007, employees hired by CNX Gas, an 83.3% owned subsidiary, will not be eligible to participate in the non-contributory defined benefit retirement plan. In lieu of participation in this plan, these employees began receiving an additional 3% company contribution into their defined contribution plan.

Revenue Recognition:

Revenues are recognized when title passes to the customers. For domestic coal sales, this generally occurs when coal is loaded at mine or offsite storage locations. For export coal sales, this generally occurs when coal is loaded onto marine vessels at terminal locations. For gas sales, this occurs at the contractual point of delivery. For industrial supplies and equipment sales, this generally occurs when the products are delivered. For terminal, river and dock, land, research and development, and coal waste disposal services, revenue is recognized generally as the service is provided to the customer.

CNX Gas has operational gas-balancing agreements with various interstate pipelines. These imbalance agreements are managed internally using the sales method of accounting. The sales method recognizes revenue when the gas is taken by the purchaser.

CNX Gas sells gas to accommodate the delivery points of its customers. In general this gas is purchased at market price and re-sold on the same day at market price less a small transaction fee. These matching buy/sell transactions include a legal right of offset of obligations and have been simultaneously entered into with the counterparty which qualify for netting under the Nonmonetary Transactions Topic of the FASB Accounting Standards Codification and are therefore reflected net on the income statement in Cost of Goods Sold and Other Operating Charges.

CNX Gas also provides gathering services to third parties by purchasing gas produced by the third party, at market prices less a fee. The gas purchased from third party producers is then resold by CNX Gas to end users or gas marketers at current market prices. These revenues and expenses are recorded gross as purchased gas revenue and purchased gas costs in the Consolidated Statements of Income. Purchased gas revenue is recognized when title passes to the customer. Purchased gas costs are recognized when title passes to CNX Gas from the third party producer.

Royalty Interest Gas Sales represent the revenues for the portion of production associated with royalty interest owners.

Freight Revenue and Expenses:

Shipping and handling costs invoiced to coal customers and paid to third-party carriers are recorded as Freight Revenue and Freight Expense, respectively.

Royalty Recognition:

Royalty expenses for coal rights are included in Cost of Goods Sold and Other Operating Charges when the related revenue for the coal sale is recognized. Royalty expenses for gas rights are included in Gas Royalty Interest Costs when the related revenue for the gas sale is recognized. These royalty expenses are paid in cash in accordance with the terms of each agreement. Revenues for coal and gas sold related to production under royalty contracts, versus owned by CONSOL Energy, are recorded on a gross basis. The recognized revenues for these transactions are not net of related royalty fees.

Contingencies:

CONSOL Energy, or our subsidiaries, from time to time is subject to various lawsuits and claims with respect to such matters as personal injury, wrongful death, damage to property, exposure to hazardous substances, governmental regulations including environmental remediation, employment and contract disputes, and other claims and actions, arising out of the normal course of business. Liabilities are recorded when it is probable that obligations have been incurred and the amounts can be reasonably estimated. Estimates are developed through consultation with legal counsel involved in the defense and are based upon an analysis of potential results, assuming a combination of litigation and settlement strategies. Environmental liabilities are not discounted or reduced by possible recoveries from third parties. Legal fees associated with defending these various lawsuits and claims are expensed when incurred.

Treasury Stock:

On September 12, 2008, CONSOL Energy’s Board of Directors announced a share repurchase program of up to  $500,000 of the company’s common stock during a twenty-four month period beginning September 9, 2008, and ending September 8, 2010. Shares of common stock repurchased by us are recorded at cost as treasury stock and result in a reduction of stockholders’ equity in our Consolidated Balance Sheets. From time to time, treasury shares may be reissued as part of our stock-based compensation programs. When shares are reissued, we use the weighted average cost method for determining cost. The difference between the cost of the shares and the issuance price is added to or deducted from Capital in Excess of Par Value.

On December 21, 2005, CONSOL Energy’s Board of Directors announced a share repurchase program of up to  $300,000 of the company’s common stock during a twenty-four month period beginning January 1, 2006 and ending December 31, 2007.

For the years ended December 31, 2008 and 2007, we had cash expenditures under our repurchase program of  $97,794 and  $80,157, respectively, funded primarily by cash generated from operations. The total common shares repurchased for the years ended December 31, 2008 and 2007 were 2,741,300 and 2,087,800 at an average cost of  $35.59 and  $38.14 per share, respectively. There were no cash expenditures under our repurchase program for the year ended December 31, 2009.

Stock-Based Compensation:

Stock-based compensation expense for all stock-based compensation awards is based on the grant date fair value estimated in accordance with the provisions of Stock Compensation Topic of the FASB Accounting Standards Codification. CONSOL Energy recognizes these compensation costs on a straight-line basis over the requisite service period of the award, which is generally the option vesting term. See Note 18 to the Audited Consolidated Financial Statements for a further discussion on stock-based compensation.

Earnings per Share:

Basic earnings per share are computed by dividing net earnings by the weighted average shares outstanding during the reporting period. Dilutive earnings per share are computed similar to basic earnings per share except that the weighted average shares outstanding are increased to include additional shares from the assumed exercise of stock options, and the assumed vesting of restricted and performance stock units if dilutive. The number of additional shares is calculated by assuming that outstanding stock options were exercised, and outstanding restricted and performance stock units were released, and that the proceeds from such activities were used to acquire shares of common stock at the average market price during the reporting period. In accordance with the provisions of the Stock Compensation Topic of the FASB Accounting Standards Codification, CONSOL Energy includes the impact of the proforma deferred tax assets in determining potential windfalls and shortfalls for purposes of calculating assumed proceeds under the treasury stock method. The table below sets forth the outstanding options, unvested restricted stock units, and unvested performance stock units that have been excluded from the computation of diluted earnings per share because their effect would be anti-dilutive.

	For the Years Ended December 31,
	2009	2008	2007
Anti-Dilutive Options	695,743	370,987	133,343
Anti-Dilutive Restricted Stock Units	5,274	—	—
Anti-Dilutive Performance Stock Units	41,581	18,176	—

	742,598	389,163	133,343

	For the Years Ended December 31,
	2009	2008	2007
Net income attributable to CONSOL Energy Inc. shareholders	$539,717	$442,470	$267,782

Average shares of common stock outstanding:
Basic	180,693,243	182,386,011	182,050,627
Effect of stock-based compensation awards	2,127,893	2,293,581	2,099,124

Dilutive	182,821,136	184,679,592	184,149,751

Earnings per share:
Basic	$2.99	$2.43	$1.47

Dilutive	$2.95	$2.40	$1.45

Shares of common stock outstanding were as follows:

	2009	2008	2007
Balance, beginning of year	180,549,851	182,291,623	182,654,629
Issuance(1)	536,416	1,027,250	1,755,457
Repurchased-Treasury Stock Shares	—	(656,922)	(2,118,463)
Repurchased-Retired Shares	—	(2,112,100)	—

Balance, end of year	181,086,267	180,549,851	182,291,623

(1)	See Note 18—Stock-based Compensation for additional information.

Accounting for Derivative Instruments:

CONSOL Energy accounts for derivative instruments in accordance with the Derivatives and Hedging Topic of the FASB Accounting Standards Codification. This requires CONSOL Energy to measure every derivative instrument (including certain derivative instruments embedded in other contracts) at fair value and record them in the balance sheet as either an asset or liability. Changes in fair value of derivatives are recorded currently in earnings unless special hedge accounting criteria are met. For derivatives designated as cash flow hedges, the effective portions of changes in fair value of the derivative are reported, net of applicable taxes, in other comprehensive income. The ineffective portions of hedges are recognized in earnings in the current period.

CONSOL Energy formally assesses, both at inception of the hedge and on an ongoing basis, whether each derivative is highly effective in offsetting changes in fair values or cash flows of the hedged item. If it is determined that a derivative is not highly effective as a hedge, or if a derivative ceases to be a highly effective hedge, CONSOL Energy will discontinue hedge accounting prospectively.

Accounting for Business Combinations:

The company accounts for its business acquisitions under the purchase method of accounting consistent with the requirements of the Business Combination Topic of the FASB Accounting Standards Codification. The total cost of acquisitions is allocated to the underlying identifiable net assets, based on their respective estimated fair values. Determining the fair value of assets acquired and liabilities assumed requires management’s judgment, and the utilization of independent valuation experts, and often involves the use of significant estimates and assumptions with respect to future cash inflows and outflows, discount rates and asset lives, among other items.

Accounting for Carbon Emissions Offsets:

In 2008, CNX Gas, an 83.3% subsidiary, completed the independent verification and registration processes necessary to sell carbon emission offsets on the Chicago Climate Exchange. CNX Gas has verified approximately 8.4 million metric tons of offsets, CONSOL Energy has also verified approximately 8.3 million metric tons of offsets which may sell on the over-the-counter market. These offsets are recorded at their historical cost, which is zero. Sales of these emission offsets will be reflected in income as they occur. To date, no offsets have been sold.

Recently Adopted Accounting Guidance:

In December 2009, CONSOL adopted authoritative guidance issued by the FASB on extractive activities for oil and gas reserve estimation and disclosures. The objective of the new guidance is to align the oil and gas reserve estimation and disclosure requirements with the requirements of the Securities and Exchange Commission. The new guidance, among other purposes, is primarily intended to provide investors with a more meaningful and comprehensive understanding of oil and gas reserves by expanding the definition of proved oil and gas producing activities, disclosing geographical areas that represent a certain percentage of proved reserves, updating the reserve estimation requirements for changes in practice and technology that have occurred over the past several decades and requiring that an entity continue to disclose separately the amounts and quantities for consolidated and equity method investments. CONSOL has applied this guidance to its Financial Statements for the year ended December 31, 2009.

Recent Accounting Guidance Not Yet Adopted:

In June 2009, the FASB issued authoritative guidance on the consolidation of variable interest entities, which is effective for CONSOL beginning July 1, 2010. The new guidance requires revised evaluations of whether entities represent variable interest entities, ongoing assessments of control over such entities, and additional disclosures for variable interests. We believe adoption of this new guidance will not have material impact on CONSOL’s financial statements.

In June 2009, the FASB issued accounting guidance regarding the accounting for transfers of financial assets that is designed to improve the relevance, representational faithfulness, and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor’s continuing involvement, if any, in transferred financial assets. The guidance enhances the information provided to financial statement users to provide greater transparency about transfers of financial assets and a transferor’s continuing involvement, if any, with transferred financial assets. The guidance requires enhanced disclosures about the risks that a transferor continues to be exposed to because of its continuing involvement in transferred financial assets. This guidance is effective for an entity’s first annual reporting period after November 15, 2009 and is not eligible for early adoption. Management believes that this guidance will result in the securitization facility transactions being reclassified from sales transactions to secured borrowing transactions as of January 1, 2010.

Reclassifications:

Certain reclassifications of prior period data have been made to conform to the year ended December 31, 2009 as required by the Noncontrolling Interest Topic of the FASB Accounting Standards Codification.

Subsequent Events:

We have evaluated all subsequent events through February 9, 2010, the date the financial statements were issued. No material recognized or non-recognizable subsequent events were identified.

Acquisitions and Dispositions:	12 Months Ended
Dec. 31, 2009
Acquisitions and Dispositions:

Note 2—Acquisitions and Dispositions:

In August 2009, CONSOL Energy completed the lease assignment of CNX Gas’, an 83.3% owned subsidiary, previous headquarters. Total expense related to this transaction for the year ended December 31, 2009 was  $1,500, which was recognized in the Cost of Goods Sold and Other Operating Charges.

In August 2009, CONSOL Energy completed a sale/lease-back of longwall shields for Bailey Mine. Cash proceeds from the sale were  $16,011, which was the same as our basis in the equipment. Accordingly, no gain or loss was recognized on the transaction. The lease has been accounted for as an operating lease. The lease term is five years.

In July 2009, CNX Gas leased approximately 20,000 acres having Marcellus Shale potential from NiSource Energy Ventures, LLC, a subsidiary of the Columbia Energy Group, for a cash payment of  $8,275 which is included in capital expenditures in Cash Used in Investing Activities on the Consolidated Statement of Cash Flows. The purchase price for the transaction was principally allocated to gas properties and related development.

In June 2009, CONSOL Energy recognized the fair value of the remaining lease payments in the amount of  $10,499 in accordance with the Exit or Disposal Cost Obligations topic of the Financial Accounting Standards Board Accounting Standards Codification related to the Company’s previous headquarters. This liability has been recorded in Other Liabilities on the consolidated balance sheet at December 31, 2009. Total expense related to this transaction was  $12,500, which was recognized in the Cost of Goods Sold and Other Operating Charges. This amount includes lease payments of  $10,974 as well as the removal of a related asset of  $1,526. Additionally,  $5,832 was recognized in the Other Income for the acceleration of a deferred gain associated with the initial sale-leaseback of the premises that occurred in 2005.

In February 2009, CONSOL Energy completed a sale/lease-back of longwall shields for Bailey Mine. Cash proceeds for the sale were  $42,282, which was the same as our basis in the equipment. Accordingly, no gain or loss was recognized on the transaction. The lease has been accounted for as an operating lease. The lease term is five years.

In December 2008, CONSOL Energy completed the acquisition of the outstanding 51% interest in Southern West Virginia Energy, LLC (“SWVE”) for a cash payment of  $11,521. This amount is included in capital expenditures in Cash Used in Investing Activities on the Consolidated Statement of Cash Flows. The purchase price was principally allocated to property, plant and equipment. SWVE wholly-owns Southern West Virginia Resources, LLC and Minway Contracting, LLC, and had previously been a 49% subsidiary of CONSOL Energy. Prior to the acquisition of the outstanding interest, SWVE had been fully consolidated in accordance with the Consolidation Topic of the Financial Accounting Standards Board Accounting Standards Codification by CONSOL Energy. The proforma results for this acquisition are not material to CONSOL Energy’s financial results.

In November 2008, CONSOL Energy completed the acquisition of North Penn Pipe & Supply, Inc. for a cash payment, net of cash acquired, of  $22,550. This amount is included in capital expenditures in Cash Used in Investing Activities on the Consolidated Statements of Cash Flows. North Penn Pipe & Supply, Inc. is a distributor of oil and gas field equipment, primarily tubular goods, to the northern Appalachian Basin, a region stretching from the state of New York to southwestern Pennsylvania and northern West Virginia. The fair value of merchandise for resale acquired in this acquisition is  $10,623 and is included in inventory on the Consolidated Balance Sheets as of the acquisition date. The pro forma results for this acquisition are not significant to CONSOL Energy’s financial results.

In October 2008 CONSOL Energy Inc.’s Board of Directors has authorized a purchase program for shares of CNX Gas Corporation common stock for an aggregate purchase price of up to  $150 million. The authorization, which is not intended to take CNX Gas private, was effective as of October 21, 2008 for a twenty-four month period. During the year ended December 31, 2008, CONSOL Energy completed the purchase of  $67,259 of CNX Gas stock on the open market at an average price of  $26.53 per share. The purchase of these 2,531,400 shares changed CONSOL Energy’s ownership percentage in CNX Gas from 81.7% to 83.3% at December 31, 2008. During the year ended December 31, 2007, CONSOL Energy purchased  $10,000 of CNX Gas stock on the open market at an average price of  $26.87 per share. The purchase of these 372,000 shares changed CONSOL Energy’s ownership percentage in CNX Gas from 81.5% to 81.7% at December 31, 2007.

In July 2008, CNX Gas completed the acquisition of several leases and gas wells from KIS Oil & Gas Inc. for a cash payment of  $19,324. The purchase price was principally allocated to property, plant and equipment. The sales agreement called for the transfer of 30 oil and gas wells and approximately 5,600 leased acres. This acquisition enhanced our acreage position in Northern Appalachia. The pro forma results for this acquisition were not significant to CONSOL Energy’s financial results.

In June 2008, CNX Gas completed the acquisition of the remaining 50% interest in Knox Energy, LLC and Coalfield Pipeline Company not already owned by CNX Gas for a cash payment of  $36,000 which was principally allocated to gas properties and related development and gas gathering equipment. Knox Energy, LLC had been proportionately consolidated into CONSOL Energy’s financial statements during 2008. During 2007 the equity method was used to account for these entities. Knox Energy, LLC is a natural gas production company and Coalfield Pipeline Company is a gathering and transportation company with operations in Tennessee. The pro forma results for this acquisition were not significant to CONSOL Energy’s financial results.

In February 2008, CONSOL Energy completed the sale of the Mill Creek Mining Complex located in Kentucky. The sales agreement called for the transfer of all of the assets comprising the complex. Cash proceeds from the sale were  $14,649, with our basis in the assets being  $9,934. Accordingly, a gain of  $4,715 was recorded on the transaction.

In December 2007, CONSOL Energy completed a sale/lease-back of 35 river barges. Cash proceeds from the sale were  $16,895, with our basis in the equipment being  $16,951. Accordingly, a loss of  $56 was recorded on the transaction. The lease has been accounted for as an operating lease. The lease term is fourteen years.

In October 2007, CONSOL Energy acquired 100% of the outstanding shares in an oil and gas company for a cash payment of  $12,385 which was principally allocated to gas properties and related development and gas gathering equipment. The acquired company is in the business of owning, operating and producing oil and gas wells and related pipelines. The acquired assets consisted of gas wells, equipment and connecting pipelines utilized in well operations. The acquisition was accounted for according to the Business Combination Topic of the Financial Accounting Standards Board Accounting Standards Codification. The pro forma results for this acquisition were not significant to CONSOL Energy’s financial results.

In July, 2007, CONSOL Energy acquired 100% of the voting interest of AMVEST Corporation and certain subsidiaries and affiliates (AMVEST) for a cash payment, net of cash acquired, of  $296,724 in a transaction accounted for according to the Business Combination Topic of the Financial Accounting Standards Board Accounting Standards Codification. The coal reserves acquired consisted of approximately 160 million tons of high quality, low sulfur steam and high-volatile metallurgical coal. Also included in the acquisition were four coal preparation plants, several fleets of modern mining equipment and a common short-line railroad that connects the coal preparation plants to the CSX and Norfolk and Southern rail interchanges. The results of operations of the acquired entities are included in CONSOL Energy’s Consolidated Statements of Income as of August 1, 2007.

The AMVEST acquisition, when combined with CONSOL Energy’s adjacent coal reserves, creates a large contiguous block of coal reserves in the Central Appalachian region. Also, included in the acquisition was a highly-skilled workforce proficient in Central Appalachian surface mining. This workforce combined with CONSOL Energy’s underground mining expertise will allow us to build and transfer knowledge among operations to focus the best skill sets to development requirements of the various parts of this reserve block.

The unaudited pro forma results, assuming the acquisition had occurred at January 1, 2007 are estimated to be:

For the Year Ended December 31, 2007
Revenue	$3,902,186

Earnings Before Taxes	$444,409

Net Income	$279,074

Basic Earnings Per Share	$1.53

Dilutive Earnings Per Share	$1.52

The pro forma results are not necessarily indicative of what actually would have occurred if the acquisition had been completed as of the beginning of 2007, nor are they necessarily indicative of future consolidated results.

In July 2007, CONSOL Energy completed the acquisition of Piping & Equipment, Inc. for a cash payment, net of cash acquired, of  $16,914. This amount is included in capital expenditures in Cash Used in Investing Activities on the Consolidated Statements of Cash Flows. Piping & Equipment, Inc. is a pipe, valve and fittings supplier with eight locations in Florida, Alabama, Louisiana and Texas. The fair value of merchandise for resale acquired in this acquisition is  $8,481 and is included in inventory on the Consolidated Balance Sheets. The pro forma results for this acquisition are not significant to CONSOL Energy’s financial results.

In June 2007, CONSOL Energy exchanged certain coal assets in Northern Appalachia with Peabody Energy for coalbed methane and gas rights. This transaction was accounted for as a non-monetary exchange under the Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Board Accounting Standards Codification resulting in a pre-tax gain of  $50,060. Also in June 2007, CONSOL Energy, through a subsidiary, acquired certain coalbed methane and gas rights from Peabody Energy for a cash payment of  $15,000 plus approximately  $1,650 of various other acquisition costs.

In June 2007, CONSOL Energy sold the rights to certain western Kentucky coal in the Illinois Basin to Alliance Resource Partners, L.P. for  $53,309. This transaction resulted in a pre-tax gain of  $49,868.

Other Income:	12 Months Ended
Dec. 31, 2009
Other Income:

Note 3—Other Income:

	For the Years Ended December 31,
	2009	2008	2007
Royalty income	$17,249	$20,673	$14,205
Equity in earnings of affiliates	15,707	11,140	6,551
Gain on disposition of assets	15,121	23,368	112,389
Contract settlements	12,450	—	—
Service income	11,796	14,298	12,623
Interest income	5,052	2,363	12,792
Charter & tramp towing income	4,838	11,164	2,601
Buchanan roof collapse insurance proceeds	—	50,000	10,000
Other	30,973	33,136	25,567

Total Other Income	$113,186	$166,142	$196,728

Interest Expense:	12 Months Ended
Dec. 31, 2009
Interest Expense:

Note 4—Interest Expense:

	For the Years Ended December 31,
	2009	2008	2007
Interest on debt	$39,524	$45,627	$40,766
Interest on other payables	3,766	2,718	4,648
Interest capitalized	(11,871)	(12,162)	(14,563)

Total Interest Expense	$31,419	$36,183	$30,851

Taxes Other Than Income:	12 Months Ended
Dec. 31, 2009
Taxes Other Than Income:

Note 5—Taxes Other Than Income:

	For the Years Ended December 31,
	2009	2008	2007
Production taxes	$183,307	$188,581	$163,346
Payroll taxes	48,702	49,829	43,828
Property taxes	47,934	44,107	41,586
Capital stock & franchise tax	8,895	6,568	7,475
Virginia employment enhancement tax credit	(3,715)	(4,190)	(3,159)
Other	4,818	5,095	5,850

Total Taxes Other Than Income	$289,941	$289,990	$258,926

Income Taxes:	12 Months Ended
Dec. 31, 2009
Income Taxes:

Note 6—Income Taxes:

Income taxes (benefits) provided on earnings consisted of:

	For the Years Ended December 31,
	2009	2008	2007
Current:
U.S. Federal	$134,231	$87,658	$62,704
U.S. State	41,482	14,549	11,284
Non-U.S.	(1,940)	2,133	2,594

	173,773	104,340	76,582
Deferred:
U.S. Federal	49,672	101,869	40,278
U.S. State	(2,242)	33,725	19,277

	47,430	135,594	59,555

Total Income Taxes	$221,203	$239,934	$136,137

The components of the net deferred tax assets are as follows:

	December 31,
	2009	2008
Deferred Tax Assets:
Postretirement benefits other than pensions	$1,084,523	$990,336
Mine closing	134,362	133,591
Alternative minimum tax	102,029	168,276
Pneumoconiosis benefits	81,724	75,124
Workers’ compensation	69,562	59,687
Salary retirement	68,820	74,967
Net operating loss	53,133	57,370
Capital lease	31,301	32,212
Reclamation	11,946	14,581
Other	120,911	78,923

Total Deferred Tax Assets	1,758,311	1,685,067
Valuation Allowance**	(61,623)	(60,898)

Net Deferred Tax Assets	1,696,688	1,624,169
Deferred Tax Liabilities:
Property, plant and equipment	(1,103,585)	(1,085,054)
Gas hedge	(46,129)	(81,061)
Advance mining royalties	(25,568)	(23,445)
Other	(22,726)	(40,467)

Total Deferred Tax Liabilities	(1,198,008)	(1,230,027)

Net Deferred Tax Assets	$498,680	$394,142

**	Valuation allowances of ( $3,051) and ( $58,572) have been allocated between current and long-term deferred tax assets respectively for 2009. Valuation allowances of ( $2,663) and ( $58,235) have been allocated between current and long-term deferred tax assets respectively for 2008.

A valuation allowance is required when it is more likely than not that all or a portion of a deferred tax asset will not be realized. All available evidence, both positive and negative, must be considered in determining the need for a valuation allowance. For the years ended December 31, 2009 and 2008, positive evidence considered included future income projections based on existing fixed price contracts and forecasted expenses, reversals of financial to tax temporary differences and the implementation of and/or ability to employ various tax planning strategies. Negative evidence included financial and tax losses generated in prior periods and the inability to achieve forecasted results for those periods.

In 2007, CONSOL Energy implemented a prudent and feasible tax strategy that ensured the realization of Pennsylvania loss carry forward tax benefits. For 2009 and 2008, CONSOL Energy continues to report a deferred tax asset of  $16,081 and  $22,656 on an after federal tax adjusted basis relating to the remainder of its state operating loss carry forwards after valuation allowances, respectively. A review of the positive and negative evidence regarding these tax benefits, primarily the history of financial and tax losses on a separate company basis, concluded that the valuation allowances were warranted. A valuation allowance of  $24,571 and  $26,184 on an after federal tax adjusted basis has also been recorded for 2009 and 2008 respectively, against the deferred state tax asset attributable to future deductible temporary differences for certain CONSOL Energy subsidiaries with histories of financial and tax losses. The net operating loss carryforwards expire at various times between 2010 and 2027. Management will continue to assess the potential for realizing deferred tax assets based upon income forecast data and the feasibility of future tax planning strategies and may record adjustments to valuation allowances against deferred tax assets in future periods as appropriate, that could materially impact net income. Included in the valuation allowance against the deferred state tax assets attributable to future deductible temporary differences for 2009 and 2008 are  $7,952 and  $8,496, respectively, of future tax benefits relating to other postretirement, pension and long-term disability benefits which are subject to a full valuation allowance. The decrease in the valuation allowances recognized related to other postretirement, pension and long-term disability benefits were recognized through Other Comprehensive Income in the applicable period.

We estimate that CONSOL Energy will utilize federal alternative minimum tax credits of  $60,032 for the year ended December 31, 2009, thereby reducing the deferred tax asset associated with the prior years’ minimum tax credits. During 2009, the federal alternative minimum tax credits were increased  $3,631 as a result of the 2008 accrual to 2008 return adjustments. As a result of the conclusion of the Internal Revenue Service (IRS) examination of the 2004 and 2005 tax returns, CONSOL Energy was able to utilize an additional  $9,846 of alternative minimum tax credits.

The following is a reconciliation stated as a percentage of pretax income, of the United States statutory federal income tax rate to CONSOL Energy’s effective tax rate:

	For the Years Ended December 31,
	2009		2008		2007
	Amount	Percent	Amount	Percent	Amount	Percent
Statutory U.S. federal income tax rate	$275,921	35.0%	$253,958	35.0%	$150,135	35.0%
Excess tax depletion	(68,787)	(8.7)	(48,859)	(6.7)	(43,502)	(10.1)
Effect of medicare prescription drug, improvement and modernization act of 2003	2,112	0.3	2,112	0.3	1,796	0.4
Effect of domestic production activities	(12,707)	(1.6)	(7,721)	(1.1)	(915)	(0.2)
Net effect of state tax	25,377	3.2	31,169	4.3	20,086	4.7
Effect of foreign tax	(343)	—	2,133	0.3	787	0.2
Other	(370)	(0.1)	7,142	1.0	7,750	1.7

Income Tax Expense/Effective Rate	$221,203	28.1%	$239,934	33.1%	$136,137	31.7%

A reconciliation of the beginning and ending gross amounts of unrecognized tax benefits is as follows:

	For the Years Ended December 31,
	2009	2008
Balance at beginning of period	$84,554	$91,696
Increase in unrecognized tax benefits resulting from tax positions taken during current period	17,461	11,725
Increase (decrease) in unrecognized tax benefits resulting from tax positions taken during prior period	7,825	(18,867)
Reduction in unrecognized tax benefits as a result of the lapse of the applicable statute of limitations	(3,800)	—
Reduction of unrecognized tax benefits as a result of a settlement with taxing authorities	(27,229)	—

Balance at end of period	$78,811	$84,554

If these unrecognized tax benefits were recognized,  $15,502 and  $14,657 respectively would affect CONSOL Energy’s effective income tax rate.

CONSOL Energy and its subsidiaries file income tax returns in the U.S. federal, various states and Canadian jurisdictions. With few exceptions, the Company is no longer subject to U.S. federal, state and local, or non-U.S. income tax examinations by tax authorities for the years before 2005. During the year ended December 31, 2009, CONSOL Energy was advised by the Canadian Revenue Agency that its appeal of tax deficiencies paid as a result of the Agency’s audit of the Company’s Canadian tax returns filed for years 1997 through 2002 had been successfully resolved. The Company recorded a tax refund receivable of  $4,560 as a result of the audit settlement.

During the year ended December 31, 2009, CONSOL Energy paid federal and state income tax deficiencies of  $12,798 and  $608, respectively. The federal and state deficiencies paid, as a result of the 2004 and 2005 tax returns, had an insignificant impact on net income due to the tax deficiencies being the result of changes in the timing of certain tax deductions.

The IRS is commencing its audit of CONSOL Energy’s income tax returns filed for 2006 and 2007. The Company expects to conclude this examination and remit payment of any resulting tax deficiencies to federal and state taxing authorities before December 31, 2010. Since the IRS examination is in its initial stages, any resulting tax deficiency or overpayment cannot be estimated at this time. During the next year the statute of limitations for assessing additional income tax deficiencies will expire for certain tax years in several state tax jurisdictions. The expiration of the statute of limitations for these years will have an insignificant impact on CONSOL Energy’s total uncertain income tax positions and net income for the twelve-month period.

CONSOL Energy recognizes interest accrued related to unrecognized tax benefits in its interest expense. At December 31, 2009 and 2008, the Company had an accrued liability of  $8,338 and  $10,518, respectively, for interest related to uncertain tax positions. The accrued interest liabilities include  $2,409,  $2,012 and  $3,426 that were recorded in the Company’s Consolidated Statements of Income for the years ended December 31, 2009 and 2008, respectively. During the year ended December 31, 2009, CONSOL Energy paid interest of  $4,590 related to income tax deficiencies to the IRS as a result of its examinations of the Company’s tax returns filed for the years 2002 through 2005.

CONSOL Energy recognizes penalties accrued related to unrecognized tax benefits in its income tax expense. As of December 31, 2009 and 2008, there were no accrued penalties recognized.

Mine Closing, Reclamation & Gas Well Closing:	12 Months Ended
Dec. 31, 2009
Mine Closing, Reclamation & Gas Well Closing:

Note 7—Mine Closing, Reclamation & Gas Well Closing:

CONSOL Energy accrues for reclamation, mine closing costs, perpetual water care costs and dismantling and removing costs of gas related facilities using the accounting treatment prescribed by the Asset Retirement and Environmental Obligations Topic of the FASB Accounting Standards Codification. CONSOL Energy recognizes capitalized asset retirement costs by increasing the carrying amount of related long-lived assets, net of the associated accumulated depreciation. The obligation for asset retirements is included in Mine Closing, Reclamation, Gas Well Closing and Other Accrued Liabilities on the Consolidated Balance Sheets.

The reconciliation of changes in the asset retirement obligations at December 31, 2009 and 2008 is as follows:

	As of December 31,
	2009	2008
Balance at beginning of period	$544,314	$530,897
Accretion expense	39,610	34,888
Payments	(31,458)	(32,085)
Revisions in estimated cash flows	(19,006)	30,409
Other	(283)	(19,795)

Balance at end of period	$533,177	$544,314

For the year ended December 31, 2009, Other includes ( $283) of various other items, none of which are individually significant. For the year ended December 31, 2008, Other includes ( $19,618) for asset dispositions and ( $177) of various other items, none of which are individually significant.

Inventories:	12 Months Ended
Dec. 31, 2009
Inventories:

Note 8—Inventories:

Inventory components consist of the following:

	December 31,
	2009	2008
Coal	$173,719	$93,875
Merchandise for resale	44,842	43,074
Supplies	89,036	90,861

Total Inventories	$307,597	$227,810

Merchandise for resale is valued using the last-in, first-out (LIFO) cost method. The excess of replacement cost of merchandise for resale inventories over carrying LIFO value was  $13,696 and  $14,716 at December 31, 2009 and 2008, respectively.

Accounts Receivable Securitization:	12 Months Ended
Dec. 31, 2009
Accounts Receivable Securitization:

Note 9—Accounts Receivable Securitization:

CONSOL Energy and certain of our U.S subsidiaries are party to a trade accounts receivable facility with financial institutions for the sale on a continuous basis of eligible trade accounts receivable. This facility allows CONSOL Energy to receive up to  $165,000 on a revolving basis. The facility also allows for the issuance of letters of credit against the  $165,000 capacity. At December 31, 2009, there were no letters of credit outstanding against the facility.

CONSOL Energy formed CNX Funding Corporation, a wholly owned, special purpose, bankruptcy-remote subsidiary for the sole purpose of buying and selling eligible trade receivables generated by certain subsidiaries of CONSOL Energy. Under the receivables facility, CONSOL Energy and certain subsidiaries, irrevocable and without recourse, sell all of their eligible trade accounts receivable to financial institutions and their affiliates, while maintaining a subordinated interest in a portion of the pool of trade receivables. This retained interest, which is included in Accounts and Notes Receivable Trade in the Consolidated Balance Sheets, is recorded at fair value. Due to the short average collection cycle for the receivables that are part of this program, the fair value of our retained interest approximates the total amount of the designated pool of accounts receivable reduced by the amount of accounts receivables sold to the third-party financial institutions under the program. CONSOL Energy will continue to service the trade receivables for the financial institutions for a fee based upon market rates for similar services.

The cost of funds under this facility is based upon commercial paper rates, plus a charge for administrative services paid to the financial institutions. Costs associated with the receivables facility totaled  $2,990 and  $5,814 for the year ended December 31, 2009 and 2008, respectively. These costs have been recorded as financing fees, which are included in Cost of Goods Sold and Other Operating Charges in the Consolidated Statements of Income. No servicing asset or liability has been recorded. The receivables facility expires in April 2012 with the underlying liquidity agreement renewing annually each April.

At December 31, 2009 and 2008, eligible accounts receivable totaled approximately  $151,000 and  $165,000, respectively. The subordinated retained interest approximated  $101,000 at December 31, 2009. There was no subordinated retained interest at December 31, 2008. Accounts receivable totaling  $50,000 and  $165,000 were removed from the Consolidated Balance Sheets at December 31, 2009 and 2008, respectively. In accordance with the facility agreement, the company is able to receive proceeds based upon total eligible accounts receivable at the previous month end. CONSOL Energy’s  $115,000 decrease and  $39,600 increase in the accounts receivable securitization program for the years ended December 31, 2009 and 2008, respectively, is reflected in cash flows from operating activities in the Consolidated Statements of Cash Flows.

Property, Plant and Equipment	12 Months Ended
Dec. 31, 2009
Property, Plant and Equipment

Note 10—Property, Plant and Equipment

	December 31,
	2009	2008
Coal and other plant and equipment	$4,874,880	$4,533,793
Coal properties and surface lands	1,284,795	1,264,920
Gas properties and related development	1,649,476	1,427,588
Gas gathering equipment	804,212	740,396
Airshafts	622,068	615,512
Leased coal lands	504,475	502,521
Mine development	573,037	527,991
Coal advance mining royalties	366,312	365,380
Gas advance royalties	2,700	2,187

Total Property, Plant and Equipment	10,681,955	9,980,288
Less—Accumulated depreciation, depletion and amortization	4,557,665	4,214,316

Net Property, Plant and Equipment	$6,124,290	$5,765,972

Coal reserves are controlled either through fee ownership or by lease. The duration of the leases vary greatly; however, the lease terms generally are extended automatically to the exhaustion of economically recoverable reserves, as long as active mining continues. Coal interests held by lease provide the same rights as fee ownership for mineral extraction, and are legally considered real property interests. We also make advance payments (advanced mining royalties) to lessors under certain lease agreements that are recoupable against future production, and we make payments that are generally based upon a specified rate per ton or a percentage of gross realization from the sale of the coal. We evaluate our properties periodically for impairment issues or whenever events or circumstances indicate that the carrying amount may not be recoverable.

Coal reserves are amortized using the units-of-production method over all estimated proven and probable reserve tons assigned or accessible to the mine. Rates are updated when revisions to coal reserve estimates are made. Coal reserve estimates are reviewed when events and circumstances indicate a reserve change is needed, or at a minimum once a year. Amortization of coal interests begins when the coal reserve is placed into production. At an underground mine, a ton is considered produced once it reaches the surface area of the mine. Any material income effect from changes in estimates is disclosed in the period the change occurs.

Amortization of capitalized mine development costs associated with a coal reserve is computed on a units-of-production basis as the coal is produced so that each ton of coal is assigned a portion of the unamortized costs. We employ this method to match costs with the related revenues realized in a particular period. Rates are updated when revisions to coal reserve estimates are made. Coal reserve estimates are reviewed when information becomes available that indicates a reserve change is needed, or at a minimum once a year. Any material income effect from changes in estimates is disclosed in the period the change occurs. Amortization of development costs begins when the development phase is complete and the production phase begins. At an underground mine, the end of the development phase and the beginning of the production phase takes place when construction of the mine for economic extraction is substantially complete. Coal extracted during the development phase is incidental to the mine’s production capacity and is not considered to shift the mine into the production phase.

Amortization of wells and related equipment and intangible drilling costs are amortized on a units-of-production method. Units-of-production amortization rates are revised whenever there is an indication of the need for a revision, but at least once a year, and accounted for prospectively.

Gas wells are accounted for under the successful efforts method of accounting. Costs of property acquisitions, successful exploratory wells, development wells and related support equipment and facilities are capitalized. Costs of unsuccessful exploratory wells are expensed when such wells are determined to be non-productive, or if the determination cannot be made after finding sufficient quantities of reserves to continue evaluating the viability of the project. The costs of producing properties and mineral interests are amortized using the units-of-production method. Wells and related equipment and intangible drilling costs are amortized on a units-of-production method. Units-of-production amortization rates are revised when events and circumstances indicate an adjustment is necessary, but at least once a year; those revisions are accounted for prospectively as changes in accounting estimates.

The following assets are amortized using the units-of-production method. Amounts reflect properties where mining or drilling operations have not yet commenced and therefore are not yet being amortized for the years ended December 31, 2009 and 2008, respectively.

	December 31,
	2009	2008
Coal properties and surface lands	$393,368	$395,880
Gas properties and related development	271,125	220,848
Airshafts	63,673	70,017
Leased coal lands	254,081	260,699
Mine development	114,800	98,842
Coal advance mining royalties	12,494	31,725
Gas advance royalties	2,405	2,187

Total	$1,111,946	$1,080,198

As of December 31, 2009 and 2008, plant and equipment includes gross assets under capital lease of  $81,770 and  $112,890, respectively. As of December 31, 2008, the Northern Appalachian coal segment maintained a  $37,018 capital lease for longwall shields at Enlow Fork, which was included in Coal and other plant and equipment. In addition, for the years ended December 31, 2009 and 2008, the Gas segment maintains a capital lease for the Jewell Ridge Pipeline of  $66,919, which is included in Gas gathering equipment. For the years ended December 31, 2009 and 2008, the Gas segment also maintains a capital lease for vehicles of  $2,788 and  $3,071, respectively, which are included in Gas properties and related development. For the years ended December 31, 2009 and 2008, the All Other segment maintains a capital lease for vehicles of  $12,063 and  $5,882, respectively, which are included in Coal and other plant and equipment. Accumulated amortization for capital leases was  $21,893 and  $31,929 at December 31, 2009 and 2008, respectively. Amortization expense for capital leases is included in depreciation expense. See Note 14—Leases for additional capital lease details.

Short-Term Notes Payable:	12 Months Ended
Dec. 31, 2009
Short-Term Notes Payable:

Note 11—Short-Term Notes Payable:

CONSOL Energy has a five-year  $1,000,000 senior secured credit facility, which extends through June 2012. The facility is secured by substantially all of the assets of CONSOL Energy and certain of its subsidiaries and collateral is shared equally and ratably with the holders of CONSOL Energy Inc. 7.875% bonds maturing in 2012. The Agreement does provide for the release of collateral at the request of CONSOL Energy upon achievement of certain credit ratings. Fees and interest rate spreads are based on a ratio of financial covenant debt to twelve-month trailing earnings before interest, taxes, depreciation, depletion and amortization (EBITDA), measured quarterly. The facility includes a minimum interest coverage ratio covenant of no less than 4.50 to 1.00, measured quarterly. The interest coverage ratio was 24.78 to 1.00 at December 31, 2009. The facility also includes a maximum leverage ratio covenant of not more than 3.25 to 1.00, measured quarterly. The leverage ratio was 0.87 to 1.00 at December 31, 2009. Affirmative and negative covenants in the facility limit our ability to dispose of assets, make investments, purchase or redeem CONSOL Energy common stock, pay dividends and merge with another corporation. At December 31, 2009, the  $1,000,000 facility had  $415,000 of borrowings outstanding and  $268,360 of letters of credit outstanding, leaving  $316,640 of capacity available for borrowings and the issuance of letters of credit. The facility bore a weighted average interest rate of 0.86% and 1.71% as of December 31, 2009 and 2008, respectively.

CNX Gas has a five-year  $200,000 unsecured credit agreement which extends through October 2010. The agreement contains a negative pledge provision, whereas CNX Gas assets cannot be used to secure other obligations. Fees and interest rate spreads are based on the percentage of facility utilization, measured quarterly. Covenants in the facility limit CNX Gas’ ability to dispose of assets, make investments, purchase or redeem CNX Gas stock, pay dividends and merge with another corporation. The facility includes a maximum leverage ratio covenant of not more than 3.00 to 1.00, measured quarterly. The leverage ratio was 0.38 to 1.00 at December 31, 2009. The facility also includes a minimum interest coverage ratio covenant of no less than 3.00 to 1.00, measured quarterly. This ratio was 68.17 to 1.00 at December 31, 2009. At December 31, 2009, the CNX Gas credit agreement had  $57,850 of borrowings outstanding and  $14,913 of letters of credit outstanding, leaving  $127,237 of capacity available for borrowings and the issuance of letters of credit. The facility bore a weighted average interest rate of 1.69% and 2.01% as of December 31, 2009 and 2008, respectively.

Other Accrued Liabilities:	12 Months Ended
Dec. 31, 2009
Other Accrued Liabilities:

Note 12—Other Accrued Liabilities:

	December 31,
	2009	2008
Subsidence liability	$72,390	$54,013
Accrued payroll and benefits	50,696	59,765
Accrued other taxes	42,559	41,916
Uncertain income tax positions	42,423	28,903
Short-term incentive compensation	35,710	29,329
Royalties	24,098	33,857
Other	112,095	78,925
Current portion of long-term liabilities:
Postretirement benefits other than pensions	164,747	145,429
Workers’ compensation	27,885	32,778
Mine closing	19,568	16,833
Pneumoconiosis benefits	9,676	9,833
Reclamation	3,192	4,108
Long term disability	5,468	5,389
Salary retirement	2,331	2,034
Deferred revenue	—	3,330

Total Other Accrued Liabilities	$612,838	$546,442

Long-Term Debt:	12 Months Ended
Dec. 31, 2009
Long-Term Debt:

Note 13—Long-Term Debt:

	December 31,
	2009	2008
Debt:
Secured notes due March 2012 at 7.875% (par value of $250,000 less unamortized discount of $447 at December 31, 2009)	$249,553	$249,346
Baltimore Port Facility revenue bonds in series due December 2010 at 6.50%	30,865	30,865
Baltimore Port Facility revenue bonds in series due October 2011 at 6.50%	72,000	72,000
Advance royalty commitments	35,547	30,019
Notes due through 2011 at 6.10%	14,628	18,936
Other long-term notes maturing at various dates through 2031 (total value of $164 less unamortized discount of $4 at December 31, 2009)	160	1,121

	402,753	402,287
Less amounts due in one year	39,024	8,975

Total Long-Term Debt	$363,729	$393,312

Advance royalty commitments and the other long-term variable rate notes had a weighted average interest rate of approximately 7.36% at December 31, 2009 and 10.65% at December 31, 2008. The bonds and notes are carried net of debt discount, which is being amortized over the life of the issue.

Annual undiscounted maturities on long-term debt during the next five years are as follows:

Year Ended December 31,	Amount
2010	$39,024
2011	85,344
2012	253,057
2013	2,847
2014	2,574
Thereafter	20,358

Total Long-Term Debt Maturities	$403,204

Leases:	12 Months Ended
Dec. 31, 2009
Leases:

Note 14—Leases:

CONSOL Energy uses various leased facilities and equipment in our operations. Future minimum lease payments under capital and operating leases, together with the present value of the net minimum capital lease payments, at December 31, 2009, are as follows:

Year Ended December 31, 2009	Capital Leases	Operating Leases
2010	$10,997	$79,649
2011	9,977	73,012
2012	8,641	54,562
2013	7,718	51,044
2014	7,469	41,900
Thereafter	50,379	166,358

Total minimum lease payments	$95,181	$466,525

Less amount representing interest (0.63% - 7.36%)	29,632

Present value of minimum lease payments	65,549
Less amount due in one year	6,370

Total Long-Term Capital Lease Obligation	$59,179

Rental expense under operating leases was  $77,960,  $63,170 and  $47,765 for the years ended December 31, 2009, 2008 and 2007, respectively.

Pension and Other Postretirement Benefit Plans:	12 Months Ended
Dec. 31, 2009
Pension and Other Postretirement Benefit Plans:

Note 15—Pension and Other Postretirement Benefit Plans:

CONSOL Energy has non-contributory defined benefit retirement plans covering substantially all employees not covered by multi-employer plans. The benefits for these plans are based primarily on years of service and employee’s pay near retirement.

The CONSOL Energy salaried plan allows for lump-sum distributions of benefits earned up until December 31, 2005 at the employees’ election. As of January 1, 2006, lump sum benefits have been frozen and prospectively the lump sum option has been eliminated. According to the Defined Benefit Plans Topic of the FASB Accounting Standards Codification, if the lump sum distributions made for the plan year, which for CONSOL Energy is January 1 to December 31, exceed the total of the service cost and interest cost for the plan year, settlement accounting is required. Lump sum payments did not exceed the threshold during 2009 or 2008. Lump sum payments exceeded this threshold during 2007. Accordingly, CONSOL Energy recognized expense of  $2,734 for the year ended December 31, 2007 in the results of operations. The adjustment equaled the unrecognized actuarial loss resulting from each individual who received a lump sum in that year. CONSOL Energy regularly monitors this situation.

During the year ended December 31, 2009, certain former and existing CNX Gas employees became eligible to participate in the CONSOL Energy Supplemental Retirement Plan. The additional benefit liabilities for these employees have been reflected as Plan Amendments in the reconciliation of the changes in benefit obligation for the year ended December 31, 2009.

Effective January 1, 2007, employees hired by CNX Gas, an 83.3% owned subsidiary, will not be eligible to participate in CNX Gas’ non-contributory defined benefit retirement plan. In lieu of participation in the non-contributory defined benefit retirement plan, these employees began receiving an additional 3% company contribution into their defined contribution plan.

Certain subsidiaries of CONSOL Energy provide medical and life insurance benefits to retired employees not covered by the Coal Industry Retiree Health Benefit Act of 1992. The medical plans contain certain cost sharing and containment features, such as deductibles, coinsurance, health care networks and coordination with Medicare. Prior to August 1, 2003, substantially all employees became eligible for these benefits if they had ten years of company service and attained age 55. Effective August 1, 2003, the base eligibility was changed to age 55 with 20 years of service for salaried employees. In addition, effective January 1, 2004, a medical plan cost sharing arrangement with all salaried employees and retirees was adopted. These participants will now contribute a target of 20% of the medical plan operating costs. Contributions may be higher, dependent on either years of service or a combination of age and years of service at retirement. Prospective annual cost increases of up to 6% will be shared by CONSOL Energy and the participants. Annual cost increases in excess of 6% will be the sole responsibility of the participants. Also, any salaried or non-represented hourly employees that were hired or rehired effective January 1, 2007, or later, will not become eligible for retiree health benefits. In lieu of traditional retiree health coverage, if certain eligibility requirements are met, these employees may be eligible to receive a retiree medical spending allowance of two thousand two hundred and fifty dollars for each year of service at retirement. Newly employed inexperienced employees represented by the United Mine Workers of America, hired after January 1, 2007, will not be eligible to receive retiree benefits. In lieu of these benefits, these employees will receive a defined contribution benefit of  $1 per each hour worked.

CONSOL Energy adopted the measurement provisions of the Defined Benefit Plans Topic of the FASB Accounting Standards Codification during the year ended December 31, 2008. As a result of the adoption, the Company recognized an increase of  $2,278 and  $42,599 in the liabilities for pension and other postretirement benefits, respectively. These increases were accounted for as a reduction in the January 1, 2008 balance of retained earnings.

The reconciliation of changes in the benefit obligation, plan assets and funded status of these plans at December 31, 2009 and 2008, is as follows:

	Pension Benefits at December 31,		Other Benefits at December 31,
	2009	2008	2009	2008
Change in benefit obligation:
Benefit obligation at beginning of period	$571,772	$523,381	$2,638,773	$2,484,829
Contractual liability(a)	—	103	—	2,486
Service cost (9/30/07-12/31/07)	—	2,438	—	2,639
Service cost	12,332	9,752	12,654	10,554
Interest cost (9/30/07-12/31/07)	—	8,257	—	39,960
Interest cost	35,483	33,029	151,451	159,837
Actuarial loss	78,529	54,243	197,066	95,372
Plan amendments	3,371	49	—	22,456
Participant contributions (9/30/07-12/31/07)	—	—	—	1,221
Participant contributions	—	—	4,633	4,884
Benefits paid (9/30/07-12/31/07)	—	(12,536)	—	(37,545)
Benefits paid	(47,465)	(46,944)	(160,484)	(147,920)

Benefit obligation at end of period	$654,022	$571,772	$2,844,093	$2,638,773

Change in plan assets:
Fair value of plan assets at beginning of period	$375,261	$453,203	$—	$—
Actual return on plan assets	66,537	(60,256)	—	—
Company contributions (9/30/07-12/31/07)	—	905	—	36,323
Company contributions	67,667	42,080	155,851	143,036
Participant contributions (9/30/07-12/31/07)	—	—	—	1,221
Participant contributions	—	—	4,633	4,884
Benefits and other payments (9/30/07-12/31/07)	—	(12,536)	—	(37,544)
Benefits and other payments	(47,465)	(48,135)	(160,484)	(147,920)

Fair value of plan assets at end of period	$462,000	$375,261	$—	$—

Funded status:
Noncurrent assets	$6	$90	$—	$—
Current liabilities	(2,331)	(2,034)	(164,747)	(145,429)
Noncurrent liabilities	(189,697)	(194,567)	(2,679,346)	(2,493,344)

Net obligation recognized	$(192,022)	$(196,511)	$(2,844,093)	$(2,638,773)

Amounts recognized in accumulated other comprehensive income consist of:
Net actuarial loss	$362,901	$336,541	$1,152,630	$1,005,922
Prior service credit	(3,141)	(7,621)	(168,561)	(214,976)

Net amount recognized (before tax effect)	$359,760	$328,920	$984,069	$790,946

The components of net periodic benefit costs are as follows:

	Pension Benefits			Other Benefits
	For the Years Ended December 31,			For the Years Ended December 31,
	2009	2008	2007	2009	2008	2007
Components of net periodic benefit cost:
Service cost	$12,332	$9,752	$11,015	$12,654	$10,555	$10,988
Interest cost	35,483	33,029	28,710	151,451	159,837	139,221
Expected return on plan assets	(36,631)	(33,671)	(30,656)	—	—	—
Settlement	—	—	2,734	—	—	—
Amortization of prior service cost (credit)	(1,109)	(1,114)	(1,114)	(46,415)	(48,625)	(51,001)
Recognized net actuarial loss	22,263	16,728	12,487	50,357	61,503	61,230

Benefit cost	$32,338	$24,724	$23,176	$168,047	$183,270	$160,438

Amounts included in accumulated other comprehensive income, expected to be recognized in 2010 net periodic benefit costs:

	Pension Benefits	Postretirement Benefits
Prior service cost (benefit) recognition	$(735)	$(46,415)
Actuarial loss recognition	$31,460	$69,593

The following table provides information related to pension plans with an accumulated benefit obligation in excess of plan assets:

	As of December 31,
	2009	2008
Projected benefit obligation	$653,925	$571,155
Accumulated benefit obligation	$580,498	$511,275
Fair value of plan assets	$462,000	$374,657

Assumptions:

The weighted-average assumptions used to determine benefit obligations are as follows:

	Pension Benefits For the Year Ended December 31,		Other Benefits For the Year Ended December 31,
	2009	2008	2009	2008
Discount rate	5.79%	6.28%	5.87%	6.20%
Rate of compensation increase	4.09%	4.05%	—	—

The weighted-average assumptions used to determine net periodic benefit costs are as follows:

	Pension Benefits at December 31,			Other Benefits at December 31,
	2009	2008	2007	2009	2008	2007
Discount rate	6.28%	6.57%	6.00%	6.20%	6.63%	6.00%
Expected long-term return on plan assets	8.00%	8.00%	8.00%	—	—	—
Rate of compensation increase	4.05%	4.01%	3.65%	—	—	—

The long-term rate of return is the sum of the portion of total assets in each asset class held multiplied by the expected return for that class, adjusted for expected expenses to be paid from the assets. The expected return for each class is determined using the plan asset allocation at the measurement date and a distribution of compound average returns over a 20-year time horizon. The model uses asset class returns, variances and correlation assumptions to produce the expected return for each portfolio. The return assumptions used forward-looking gross returns influenced by the current Treasury yield curve. These returns recognize current bond yields, corporate bond spreads and equity risk premiums based on current market conditions.

The assumed health care cost trend rates are as follows:

	At December 31,
	2009	2008	2007
Health care cost trend rate for next year	8.74%	9.60%	8.00%
Rate to which the cost trend rate is assumed to decline (ultimate trend rate)	4.50%	5.00%	5.00%
Year that the rate reaches ultimate trend rate	2023	2015	2013

Assumed health care cost trend rates have a significant effect on the amounts reported for the medical plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:

	1-Percentage Point Increase	1-Percentage Point Decrease
Effect on total of service and interest costs components	$19,901	$(17,043)
Effect on accumulated postretirement benefit obligation	$318,777	$(276,481)

Assumed discount rates also have a significant effect on the amounts reported for both pension and other benefit costs. A one-quarter percentage point change in assumed discount rate would have the following effect on benefit costs:

	0.25 Percentage Point Increase	0.25 Percentage Point Decrease
Pension benefit costs (decrease) increase	$(750)	$740
Other postemployment benefits costs (decrease) increase	$(3,833)	$3,779

Plan Assets:

The company’s overall investment strategy for its pension plan assets is to meet current and future benefit payment needs through diversification across asset classes, fund strategies and fund managers to achieve an optimal balance between risk and return and between income and growth of assets through capital appreciation. The target allocations for plan assets are 36 percent U.S. equity securities, 24 percent non-U.S. equity securities and 40 percent fixed income. Both the equity and fixed income portfolios are comprised of both active and passive investment strategies. The Trust is primarily invested in Mercer Global Investments (MGI) Common Collective Trusts. Equity securities consist of investments in large and mid/small cap companies with non-U.S. equities being derived from both developed and emerging markets. Fixed income securities consist of U.S. as well as international instruments, including emerging markets. The core domestic fixed income portfolios invest in government, corporate, asset-backed securities and mortgage-backed obligations. The average quality of the fixed income portfolio must be rated at least “investment grade” by nationally recognized rating agencies. Within the fixed income asset class, investments are invested primarily across various strategies such that its overall profile strongly correlates with the interest rate sensitivity of the Trust’s liabilities in order to reduce the volatility resulting from the risk of changes in interest rates and the impact of such changes on the Trust’s overall financial status. Derivatives, interest rate swaps, options and futures are permitted investments for the purpose of reducing risk and to extend the duration of the overall fixed income portfolio; however, they may not be used for speculative purposes. All or a portion of the assets may be invested in mutual funds or other comingled vehicles so long as the pooled investment funds have an adequate asset base relative to their asset class; are invested in a diversified manner; and have management and/or oversight by an Investment Advisor registered with the Securities and Exchange Commission. The Retirement Board, as appointed by the CONSOL Energy Board of Directors, reviews the investment program on an ongoing basis including asset performance, current trends and developments in capital markets, changes in Trust liabilities and ongoing appropriateness of the overall investment policy.

The fair values of plan assets at December 31, 2009 by asset category are as follows:

	Fair Value Measurements at December 31, 2009
Asset Category	Total	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Cash	$231	$231	$—	$—
US Equities(a)	3	3	—	—
MGI Collective Trusts
US Large Cap Growth Equity(b)	42,186	—	42,186	—
US Large Cap Value Equity(c)	41,205	—	41,205	—
US Small/Mid Cap Growth Equity(d)	17,069	—	17,069	—
US Small/Mid Cap Value Equity(e)	16,826	—	16,826	—
US Core Fixed Income(f)	17,755	—	17,755	—
Non-US Core Equity(g)	110,747	—	110,747	—
US Long Duration Investment Grade Fixed Income(h)	41,261	—	41,261	—
US Long Duration Fixed Income(i)	58,466	—	58,466	—
US Large Cap Passive Equity(j)	52,255	—	52,255	—
US Passive Fixed Income(k)	12,999	—	12,999	—
US Long Duration Passive Fixed Income(l)	23,589	—	23,589	—
US Ultra Long Duration Fixed Income(m)	27,408	—	27,408	—

Total	$462,000	$234	$461,766	$—

(a)	This category includes investments in United States common stocks.
(b)	This category invests primarily in common stock of large cap companies in the U.S. with above average earnings growth and revenue expectations. It targets broad diversification across economic sectors and seeks to achieve lower overall portfolio volatility by investing in complementary active managers with varying risk characteristics. Fund selection and allocations within the portfolio are implemented by MGI’s investment management team. The strategy is benchmarked to the Russell 1000 Growth Index.
(c)	This category invests primarily in U.S. large cap companies that appear to be undervalued relative to their intrinsic value. It targets broad diversification across economic sectors and seeks to achieve lower overall portfolio volatility by investing in complementary active managers with varying risk characteristics. Fund selection and allocations within the portfolio are implemented by MGI’s investment management team. The strategy is benchmarked to the Russell 1000 Value Index.
(d)	This category invests in small to mid-sized U.S. companies with above average earnings growth and revenue expectations. It targets broad diversification across economic sectors and seeks to achieve lower overall portfolio volatility by investing in complementary active managers with varying risk characteristics. Fund selection and allocations within the portfolio are implemented by MGI’s investment management team. The smaller cap orientation of the strategy requires the investment team to be cognizant of liquidity and capital constraints, which are monitored on an ongoing basis. The strategy is benchmarked to the Russell 2500 Growth Index.
(e)	This category invests in small to mid-sized U.S. companies that appear to be undervalued relative to their intrinsic value. It targets broad diversification across economic sectors and seeks to achieve lower overall portfolio volatility by investing in complementary active managers with varying risk characteristics. Fund selection and allocations within the portfolio are implemented by MGI’s investment management team. The smaller cap orientation of the strategy requires the investment team to be cognizant of liquidity and capital constraints, which are monitored on an ongoing basis. The strategy is benchmarked to the Russell 2500 Growth Index.
(f)	This category invests primarily in U.S. dollar-denominated investment grade and government securities. It may also invest in opportunistically in out-of-benchmark positions including U.S. high yield, non-U.S. bonds, and Treasury Inflation-Protected Securities (TIPs). The strategy seeks to achieve lower overall portfolio volatility by investing in complementary active managers with varying risk characteristics, and total portfolio duration is targeted to be within 20% of the benchmark’s duration. Total exposure to high yield issues is typically less than 10%, inclusive of direct investment in high yield and exposure through other core fixed income funds. Fund selection and allocations within the portfolio are implemented by MGI’s investment management team. The strategy is benchmarked to the Barclays Capital Aggregate Index.

(g)	This category invests in all cap companies operating in developed and emerging markets outside the U.S. The strategy targets broad diversification across economic sectors and seeks to achieve lower overall portfolio volatility by investing in complementary active managers with varying risk characteristics. Total exposure to emerging markets is typically 10-15%, inclusive of direct investment in emerging markets and exposure through other non-U.S. equity funds. Fund selection and allocations within the portfolio are implemented by MGI’s investment management team. The strategy is benchmarked to the MSCI EAFE Index.
(h)	This category invests in a passively managed U.S. long duration investment grade portfolio at a 90% weight and a passively managed U.S. Long Treasury portfolio at a 10% weight. It seeks to provide broad exposure to U.S. long duration investment grade credit while allowing for short term liquidity through a strategic allocation to U.S. Treasuries. The strategy is benchmarked 90% to the Barclays Capital U.S. Long Credit Index and 10% to the Barclays Capital Long Treasury.
(i)	This category invests primarily in U.S. dollar denominated investment grade bonds and government securities with durations between 9 and 11 years. It may also invest opportunistically in out-of-benchmark positions including U.S. high yield, non-U.S. bonds, municipal bonds, and TIPs. The strategy seeks to achieve lower overall portfolio volatility by investing in complementary active managers with varying risk characteristics. Fund selection and allocations within the portfolio are implemented by MGI’s investment management team. The strategy is benchmarked to the Barclays Capital U.S. Long Government/Credit Index.
(j)	This category invests in common stock of U.S. large cap companies. The strategy is benchmarked to the S&P 500 Index.
(k)	This category invests primarily in U.S. dollar-denominated investment grade bonds and government securities. The strategy and its underlying passive investments are benchmarked to the Barclays Capital Aggregate Index.
(l)	This category invests primarily in U.S. dollar-denominated investment grade bonds and government securities with durations between 9 and 11 years. The strategy and its underlying passive investments are benchmarked to the Barclays Capital Long Government/Credit Index.
(m)	This category seeks to reduce the volatility of the plan’s funded status and extend the duration of the assets by investing in a series of ultra long duration portfolios with target durations of up to 35 years. Each underlying portfolio is managed by a sub-advisor and consists of five interest rate swaps with sequential target or maturity dates, with the longest dated portfolio maturing in 2045. The interest rate swaps are fully collateralized, resulting in no leverage. The cash collateral is invested by the sub-advisor in an actively managed cash strategy that seeks to provide a return in excess of 3 month LIBOR. The ultra long duration strategy is used in conjunction with liability driven investing solutions, which seek to align the duration of the assets to the plan’s liabilities. The Strategy is benchmarked to a Custom Liability Benchmark Portfolio.

There are no direct investments in CONSOL Energy stock held by these plans at December 31, 2009 or 2008.

There are no assets in the other postretirement benefit plans at December 31, 2009 or 2008.

Cash Flows:

CONSOL Energy expects to contribute to the pension trust using prudent funding methods. Currently, depending on asset values and asset returns held in the trust, we expect to contribute  $63,600 to our pension plan trust in 2010. Pension benefit payments are primarily funded from the trust. CONSOL Energy does not expect to contribute to the other postemployment plan in 2010. We intend to pay benefit claims as they are due.

The following benefit payments, reflecting expected future service, are expected to be paid:

	Pension Benefits	Other Benefits
2010	$38,212	$164,747
2011	$36,358	$175,356
2012	$44,017	$182,548
2013	$44,445	$189,550
2014	$47,684	$196,119
Year 2015-2019	$269,407	$1,040,248

Coal Workers' Pneumoconiosis (CWP) and Workers' Compensation:	12 Months Ended
Dec. 31, 2009
Coal Workers' Pneumoconiosis (CWP) and Workers' Compensation:

Note 16—Coal Workers’ Pneumoconiosis (CWP) and Workers’ Compensation:

CONSOL Energy is responsible under the Federal Coal Mine Health and Safety Act of 1969, as amended, for medical and disability benefits to employees and their dependents resulting from occurrences of coal workers’ pneumoconiosis disease. CONSOL Energy is also responsible under various state statutes for pneumoconiosis benefits. CONSOL Energy primarily provides for these claims through a self-insurance program. The calculation of the actuarial present value of the estimated pneumoconiosis obligation is based on an annual actuarial study by independent actuaries. The calculation is based on assumptions regarding disability incidence, medical costs, indemnity levels, mortality, death benefits, dependents and interest rates. These assumptions are derived from actual company experience and outside sources. Actuarial gains associated with CWP have resulted from numerous legislative changes over many years which have resulted in lower approval rates for filed claims than our assumptions originally reflected. Actuarial gains have also resulted from lower incident rates and lower severity of claims filed than our assumption originally reflected.

CONSOL Energy is also responsible to compensate individuals who sustain employment related physical injuries or some types of occupational diseases and, on some occasions, for costs of their rehabilitation. Workers’ compensation laws will also compensate survivors of workers who suffer employment related deaths. Workers’ compensation laws are administered by state agencies with each state having its own set of rules and regulations regarding compensation that is owed to an employee that is injured in the course of employment. CONSOL Energy primarily provides for these claims through a self-insurance program. CONSOL Energy recognizes an actuarial present value of the estimated workers’ compensation obligation calculated by independent actuaries. The calculation is based on claims filed and an estimate of claims incurred but not yet reported as well as various assumptions. The assumptions include discount rate, future health care trend rate, benefit duration and recurrence of injuries. Actuarial gains associated with workers’ compensation have resulted from discount rate changes, several years of favorable claims experience, various favorable state legislation changes and overall lower incident rates than our assumptions.

CONSOL Energy adopted the measurement provisions of the Defined Benefit Plans Topic of the FASB Accounting Standards Codification during the year ended December 31, 2008. As a result of this adoption, the Company recognized an increase of  $4,871 and  $11,523 in liabilities for coal workers’ pneumoconiosis and workers’ compensation, respectively. These increases were accounted for as a reduction in the January 1, 2008 balance of retained earnings.

	CWP December 31,		Workers’ Compensation December 31,
	2009	2008	2009	2008
Change in benefit obligation:
Benefit obligation at beginning of period	$200,094	$182,872	$159,761	$162,060
Contractual liability(a)	—	1,689	—	355
State administrative fees and insurance bond premiums	—	—	6,710	5,509
Service cost (9/30-12/31)	—	1,934	—	7,257
Service cost	9,774	7,736	31,795	29,030
Interest cost (9/30-12/31)	—	2,937	—	2,082
Interest cost	12,054	11,748	8,765	8,328
Actuarial (gain) loss	(16,584)	4,117	9,825	(4,236)
Benefits paid (9/30-12/31)	—	(1,455)	—	(11,834)
Benefits paid	(10,697)	(11,484)	(37,588)	(38,790)

Benefit obligation at end of period	$194,641	$200,094	$179,268	$159,761

Current liabilities	$(9,676)	$(9,833)	$(27,885)	$(32,778)
Noncurrent liabilities	(184,965)	(190,261)	(151,383)	(126,983)

Net obligation recognized	$(194,641)	$(200,094)	$(179,268)	$(159,761)

Amounts recognized in accumulated other comprehensive income consist of:
Net actuarial gain	$(184,666)	$(187,672)	$(45,232)	$(59,257)
Prior service credit	(1,851)	(2,579)	—	—

Net amount recognized (before tax effect)	$(186,517)	$(190,251)	$(45,232)	$(59,257)

(a)	Amounts offset by a contractual receivable included in Other Assets on the Consolidated Balance Sheets.

The components of the net periodic cost (credit) are as follows:

	CWP For the Years Ended December 31,			Workers’ Compensation For the Years Ended December 31,
	2009	2008	2007	2009	2008	2007
Components of Net Periodic Cost (Credit):
Service cost	$7,074	$5,036	$5,856	$28,394	$29,030	$29,659
Interest cost	12,054	11,748	11,401	8,765	8,328	8,356
Legal and administrative costs	2,700	2,700	2,700	3,401	3,224	3,259
Amortization of prior service cost	(728)	(728)	(728)	—	—	—
Recognized net actuarial gain	(19,590)	(23,383)	(22,371)	(4,200)	(4,938)	(3,953)
State administrative fees and insurance bond premiums	—	—	—	6,710	5,509	10,591

Net periodic cost (credit)	$1,510	$(4,627)	$(3,142)	$43,070	$41,153	$47,912

Amounts included in accumulated other comprehensive income, expected to be recognized in 2010 net periodic benefit costs:

	CWP Benefits	Workers’ Compensation Benefits
Prior service benefit recognition	$(728)	$—
Actuarial gain recognition	$(19,196)	$(3,072)

Assumptions:

The weighted-average discount rate used to determine benefit obligations and net periodic (benefit) cost are as follows:

	CWP For Years Ended December 31,			Workers’ Compensation For Years Ended December 31,
	2009	2008	2007	2009	2008	2007
Benefit obligations	5.84%	6.23%	6.62%	5.55%	5.90%	5.94%
Net Periodic (benefit) costs	6.23%	6.62%	6.00%	5.90%	5.94%	6.00%

Assumed discount rates have a significant effect on the amounts reported for both CWP benefits and Workers’ Compensation costs. A one-quarter percentage point change in assumed discount rate would have the following effect on benefit costs:

	0.25 Percentage Point Increase	0.25 Percentage Point Decrease
CWP benefit (decrease) increase	$(655)	$643
Workers’ Compensation costs (decrease) increase	$(29)	$23

Cash Flows:

CONSOL Energy does not intend to make contributions to the CWP or Workers’ Compensation plans in 2010. We intend to pay benefit claims as they become due.

The following benefit payments, which reflect expected future claims as appropriate, are expected to be paid:

		Workers’ Compensation
	CWP Benefits	Total Benefits	Actuarial Benefits	Other Benefits
2010	$9,676	$34,359	$27,885	$6,474
2011	$10,217	$35,989	$29,256	$6,733
2012	$10,791	$37,365	$30,363	$7,002
2013	$11,351	$38,507	$31,225	$7,282
2014	$11,885	$39,437	$31,863	$7,574
Year 2015-2019	$65,428	$204,744	$162,081	$42,663

Other Employee Benefit Plans:	12 Months Ended
Dec. 31, 2009
Other Employee Benefit Plans:

Note 17—Other Employee Benefit Plans:

UMWA Pension and Benefit Trusts:

Certain subsidiaries of CONSOL Energy also participate in a defined benefit multi-employer pension plan negotiated with the United Mine Workers of America (the UMWA) and contained in the National Bituminous Coal Wage Agreement (the NBCWA). The NBCWA currently calls for contribution amounts to be paid into the multi-employer 1974 Pension Trust based principally on hours worked by UMWA-represented employees. The current contribution rates called for by the NBCWA are:  $4.25 per hour worked in 2009,  $5.00 per hour worked in 2010 and  $5.50 per hour worked in 2011. Total contributions for a year may differ from total expenses for the year due to the timing of actual contributions compared to the date of assessment. Total contributions to the UMWA 1974 Pension Trust were  $25,620,  $21,140 and  $11,354 for the years ended December 31, 2009, 2008 and 2007, respectively. These multi-employer pension plan contributions are expensed as incurred. The Pension Protection Act requires a minimum funding ratio of 80% be maintained for this multi-employer pension plan and if the plan is determined to have a funded ratio of less than 80% it will be deemed to be “endangered” or “seriously endangered”, and if less than 65%, it will be deemed to be in “critical” status, and will in either case be subject to additional funding requirements. Under the Pension Act, the multi-employer plan’s actuary must certify the plan’s funded status for each plan year. Based on an estimated funded percentage of 91.4%, a certification was provided by the multi-employer plan actuary, stating that the 1974 Pension Trust was in neither “endangered” nor “critical” status for the plan year beginning July 1, 2008. However, the volatile economic environment and the recent rapid deterioration in the equity markets caused investment income and the value of investment assets held in the 1974 Pension Trust to decline and lose value.

In late 2008, the Worker, Retiree and Employer Recovery Act of 2008 (“WRERA”) was enacted. Under WRERA, a plan is permitted temporarily to avoid applying the Pension Act’s requirements for improving its financial status by giving a plan the option to elect to retain its prior year zone status and to freeze the plan’s zone status at the level determined for 2008. WRERA also required that the plan’s actuary certify the plan’s actual zone status for 2009. On September 28, 2009, based on an estimated funded percentage of 74%, the 1974 Pension Trust’s actuary provided the Pension Act zone certification for 2009, certifying that the 1974 Pension Trust is “seriously endangered” for the plan year beginning July 1, 2009. Thereafter, pursuant to WRERA, the 1974 Pension Trust elected to retain its 2008 funded status of neither “endangered” nor “critical” for the plan year beginning July 1, 2009. If the freeze election had not been made, the 1974 Pension Trust’s zone status for 2009 as certified by its actuary would have been “seriously endangered” and the 1974 Pension Trust would have been required to develop a funding improvement plan.

The freeze election only applies for the 2009 plan year. If the 1974 Pension Trust is certified to be endangered, seriously endangered or in critical status for the plan year beginning July 1, 2010, steps will have to be taken under the Pension Act to improve its funded status. Such a determination would require certain subsidiaries of CONSOL Energy to make additional contributions pursuant to a funding improvement plan implemented in accordance with the Pension Act and, therefore, could have a material impact on our operating results.

The Coal Industry Retiree Health Benefit Act of 1992 (the Act) created two multi-employer benefit plans: (1) the United Mine Workers of America Combined Benefit Fund (the Combined Fund) into which the former UMWA Benefit Trusts were merged, and (2) the 1992 Benefit Fund. CONSOL Energy subsidiaries account for required contributions to these multi-employer trusts as expense when incurred.

The Combined Fund provides medical and death benefits for all beneficiaries of the former UMWA Benefit Trusts who were actually receiving benefits as of July 20, 1992. The 1992 Benefit Fund provides medical and death benefits to orphan UMWA-represented members eligible for retirement on February 1, 1993, and who actually retired between July 20, 1992 and September 30, 1994. The Act provides for the assignment of beneficiaries to former employers and the allocation of unassigned beneficiaries (referred to as orphans) to companies using a formula set forth in the Act. The Act requires that responsibility for funding the benefits to be paid to beneficiaries be assigned to their former signatory employers or related companies. This cost is recognized when contributions are assessed. Total contributions under the Act were  $22,646,  $24,343 and  $32,916 for the years ended December 31, 2009, 2008 and 2007, respectively. Costs were reduced in 2007 by  $30,389 due to the March 2007 settlement agreement with the Combined Fund that resolved all previous issues relating to the calculation of payments to the Combined Fund. See Note 24—Commitments and Contingencies in Notes to Audited Financial Statements for additional details on the settlement agreement. Based on available information at December 31, 2009, CONSOL Energy’s obligation for the Act is estimated at approximately  $182,084.

The UMWA 1993 Benefit Plan is a defined contribution plan that was created as the result of negotiations for the NBCWA of 1993. This plan provides health care benefits to orphan UMWA retirees who are not eligible to participate in the Combined Fund, the 1992 Benefit Fund, or whose last employer signed the 1993 or a later NBCWA and who subsequently goes out of business. Contributions to the trust under the 2007 agreement are  $1.44 per hour worked by UMWA represented employees for the year ended December 31, 2009, comprised of a  $0.50 per hour worked under the labor agreement and  $0.94 per hour worked by UMWA represented employees under the Tax Relief and Health Care Act of 2006 (the 2006 Act). Contributions to the trust under the 2007 agreement are  $1.77 per hour worked by UMWA represented employees for the year ended December 31, 2008, comprised of a  $0.50 per hour worked under the labor agreement and  $1.27 per hour worked by UMWA represented employees under the 2006 Act. The contribution rate for the year ended December 31, 2007, was  $2.00 per hour worked by UMWA represented employees, comprised of  $0.50 per hour worked under the labor agreement and  $1.50 per hour worked under the 2006 Act. Total contributions were  $9,072,  $11,494 and  $11,627 for the years ended December 31, 2009, 2008 and 2007, respectively.

Pursuant to the provisions of the 2006 Act and the 1992 Plan, CONSOL Energy is required to provide security in an amount based on the annual cost of providing health care benefits for all individuals receiving benefits from the 1992 Plan who are attributable to CONSOL Energy, plus all individuals receiving benefits from an individual employer plan maintained by CONSOL Energy who are entitled to receive such benefits. In accordance with the 2006 Act and the 1992 Plan, the outstanding letters of credit to secure our obligation were  $61,734 and  $60,695 for years ended December 31, 2009 and 2008, respectively. The 2009 and 2008 security amounts were based on the annual cost of providing health care benefits and included a reduction in the number of eligible employees.

At December 31, 2009, approximately 34.5% of CONSOL Energy’s workforce was represented by the UMWA.

Equity Incentive Plans:

CONSOL Energy has an equity incentive plan that provides grants of stock-based awards to key employees and to non-employee directors. See Note 18 for a further discussion of CONSOL Energy’s stock-based compensation.

The CNX Gas equity incentive plan consists of the following components: stock options, stock appreciation rights, restricted stock units, performance awards, performance share units, cash awards and other stock-based awards. The total number of shares of CNX Gas common stock with respect to which awards may be granted under CNX Gas’ plan is 2,500,000. CNX Gas stock-based compensation expense, excluding allocated portions from CONSOL Energy resulted in pre-tax expense of  $6,311,  $3,379 and  $3,260 to CONSOL Energy for the years ended December 31, 2009, 2008 and 2007, respectively.

Long Term Incentive Compensation:

CNX Gas had a long-term incentive program. This program allowed for the award of performance share units (PSUs). A PSU represents a contingent right to receive a cash payment, determined by reference to the value of one share of the Company’s common stock. The total number of units earned, if any, by a participant was based on the Company’s total stock holder return relative to the stock holder return of a pre-determined peer group of companies. CNX Gas recognized compensation costs over the requisite service period. The basis of the compensation costs was re-valued quarterly. Approximately  $8,779 and  $2,231 of compensation costs have been recognized for the years ended December 31, 2008 and 2007, respectively. A credit to expense of approximately  $1,434 was recognized for the year ended December 31, 2009 as a result of the decline in the value of the expected payout prior to the exchange transaction discussed below.

During the second quarter of 2009, CNX Gas recognized the effect of an exchange offer that allowed participants in the CNX Gas Long-Term Incentive Program to exchange their unvested performance share units for CONSOL Energy restricted stock units. The excess fair value of the replacement restricted stock units over the original performance stock units resulted in  $2,738 of incremental restricted stock compensation expense being immediately recognized. Additionally, a liability of  $10,347 for the cash settlement of the CNX Gas performance share units was reclassified into equity due to the issuance of RSUs. As a result of the completed exchange offer there are no outstanding performance share units at December 31, 2009.

Investment Plan:

CONSOL Energy has an investment plan available to all domestic, non-represented employees. Effective January 1, 2006, the company match was 6% of base pay for all non-represented employees except for those employees of Fairmont Supply Company whose match remains at 50% of the first 12% of base pay. In addition, effective January 1, 2007, the definition of eligible compensation for employee deferrals and company match was amended to include overtime for all non-represented employees except for those employees of Fairmont Supply Company whose definition of eligible compensation will remain unchanged. CNX Gas employees hired on or after January 1, 2007 also receive an additional 3% non-elective contribution in lieu of participation in the CNX Gas pension plan. Total payments and costs were  $24,353,  $23,091 and  $17,896 for the years ended December 31, 2009, 2008 and 2007, respectively.

Long-Term Disability:

CONSOL Energy has a Long-Term Disability Plan available to all full-time salaried employees. The benefits for this plan are based on a percentage of monthly earnings, offset by all other income benefits available to the disabled.

	For The Years Ended December 31,
	2009	2008	2007
Benefit Costs	$3,642	$3,998	$3,050
Discount rate assumption used to determine net periodic benefit oblications	5.92%	5.92%	5.99%

Long-Term Disability related liabilities are included in Deferred Credits and Other Liabilities—Other and Other Accrued Liabilities and amounted to  $30,097 and  $29,645 for the years ended December 31, 2009 and 2008, respectively.

Stock-Based Compensation:	12 Months Ended
Dec. 31, 2009
Stock-Based Compensation:

Note 18—Stock-Based Compensation:

CONSOL Energy adopted the CONSOL Energy Inc. Equity Incentive Plan on April 7, 1999. The plan provides for grants of stock-based awards to key employees and to non-employee directors. Amendments to the plan have been approved by the Board of Directors since the commencement of the plan. In 2009, the Board of Directors approved an increase in the total number of shares by 5,600,000 bringing the total number of shares of common stock that can be covered by grants at December 31, 2009 to 23,800,000 of which 2,600,000 are available for issuance of awards other than stock options. The Plan, as amended, will provide that the aggregate number of shares available for issuance under the Plan will be reduced by one share for each share issued in settlement of Performance Share Units (PSUs) or Restricted Stock Units (RSUs) and by 1.44 for any other award. No award of stock options may be exercised under the plan after the tenth anniversary of the effective date of the award.

In accordance with the Stock Compensation Topic of the FASB Accounting Standards Codification, CONSOL Energy recognizes stock-based compensation costs net of an estimated forfeiture rate and recognizes the compensation costs for only those shares expected to vest on a straight-line basis over the requisite service period of the award, which is generally the option vesting term, or to an employee’s eligible retirement date, if earlier and applicable. The total stock-based compensation expense recognized was  $32,723,  $21,807 and  $20,983 for the years ended December 31, 2009, 2008 and 2007, respectively. The related deferred tax benefit totaled  $12,490,  $8,293 and  $7,938, for the years ended December 31, 2009, 2008 and 2007, respectively.

CONSOL Energy examined its historical pattern of option exercises in an effort to determine if there were any discernable activity patterns based on certain employee populations. From this analysis, CONSOL Energy identified two distinct employee populations. CONSOL Energy used the Black-Scholes option pricing model to value the options for each of the employee populations. The table below presents the weighted average expected term in years of the two employee populations. The expected term computation is based upon historical exercise patterns and post-vesting termination behavior of the populations. The risk-free interest rate was determined for each vesting tranche of an award based upon the calculated yield on U.S. Treasury obligations for the expected term of the award. The expected forfeiture rate is based upon historical forfeiture activity. A combination of historical and implied volatility is used to determine expected volatility and future stock price trends. Total fair value of options granted during the years ended December 31, 2009, 2008 and 2007 were  $9,950,  $11,395 and  $9,912, respectively. The fair value of share-based payment awards was estimated using the Black-Scholes option pricing model with the following assumptions and weighted average fair values:

	December 31,
	2009	2008	2007
Weighted average fair value of grants	$14.48	$29.44	$11.93
Risk-free interest rate	1.45%	2.59%	4.70%
Expected dividend yield	1.40%	0.50%	0.80%
Expected forfeiture rate	2.00%	2.00%	2.00%
Expected volatility	75.60%	46.60%	38.20%
Expected term in years	4.10 years	3.97 years	4.07 years

A summary of the status of stock options granted is presented below:

	Shares	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term (in years)	Aggregate Intrinsic Value (in thousands)
Balance at December 31, 2008	4,894,864	$26.40
Granted	687,117	$27.89
Exercised	(167,424)	$15.55
Forfeited	(27,416)	$39.89

Balance at December 31, 2009	5,387,141	$26.86	5.46	$134,166

Vested and expected to vest	5,339,497	$26.72	5.50	$133,573

Exercisable at December 31, 2009	4,024,879	$26.80	4.59	$114,105

These stock options will terminate ten years after the date on which they were granted. The employee stock options, covered by the Equity Incentive Plan adopted April 7, 1999, vest 25% per year, beginning one year after the grant date for awards granted prior to 2007. Employee stock options awarded after December 31, 2006 vest 33% per year, beginning one year after the grant date. There are 4,848,213 stock options outstanding under the Equity Incentive plan. Additionally, there are 446,180 fully vested employee stock options outstanding which had vesting terms ranging from six months to one year. Non-employee director stock options vest 33% per year, beginning one year after the grant date. There are 92,747 stock options outstanding under these grants. The vesting of all options will accelerate in the event of death, disability or retirement and may accelerate upon a change in control of CONSOL Energy. In 2008, the compensation committee of the board of directors changed the retirement eligible acceleration of vesting to require a minimum vesting period of twelve months. This change is effective for all stock based compensation awards issued after January 1, 2008.

The aggregate intrinsic value in the table above represents the total pretax intrinsic value (the difference between CONSOL Energy’s closing stock price on the last trading day of the year ended December 31, 2009, and the option’s exercise price, multiplied by the number of in-the-money options) that would have been received by the option holders had all option holders exercised their options on December 31, 2009. This amount varies based on the fair market value of CONSOL Energy’s stock. Total intrinsic value of options exercised for the year ended December 31, 2009, 2008 and 2007 was  $4,502,  $55,131 and  $65,294, respectively.

Cash received from option exercises for the years ended December 31, 2009, 2008 and 2007 was  $2,547,  $15,215 and  $19,224, respectively. The excess tax benefit realized for the tax deduction from option exercises totaled  $3,270,  $22,003 and  $23,682 for the years ended December 31, 2009, 2008 and 2007, respectively. This excess tax benefit is included in cash flows from financing activities in the Consolidated Statements of Cash Flows.

Under the Equity Incentive Plan, CONSOL Energy granted certain employees and non-employee directors restricted stock unit awards. These awards entitle the holder to receive shares of common stock as the award vests. Compensation expense will be recognized over the vesting period of the units. The total fair value of the restricted stock units granted during the years ended December 31, 2009, 2008 and 2007 were  $42,720,  $5,950 and  $6,373, respectively. The total fair value of shares vested during the years ended December 31, 2009, 2008 and 2007 was  $18,092,  $4,720 and  $3,641, respectively. The following represents the unvested restricted stock units and corresponding fair value (based upon the closing share price) at the date of grant:

	Number of Shares	Weighted Average Grant Date Fair Value
Nonvested at December 31, 2008	389,296	$42.57
Granted	1,489,538	$28.68
Vested	(553,701)	$32.68
Forfeited	(30,756)	$28.85

Nonvested at December 31, 2009	1,294,377	$31.15

Under the Equity Incentive Plan, CONSOL Energy granted certain employees performance share unit awards. These awards entitle the holder to receive shares of common stock subject to the achievement of certain market and performance goals. Compensation expense will be recognized over the performance measurement period of the units in accordance with the provisions of the Stock Compensation Topic of the FASB Accounting Standards Codification for awards with market and performance vesting conditions. At December 31, 2009, achievement of the market and performance goals is believed to be probable. The total fair value of performance share units granted during the years ended December 31, 2009, 2008 and 2007 were  $5,684,  $4,904 and  $3,237. The following represents the unvested performance share unit awards and their corresponding fair value (based upon the closing share price) at the date of grant:

	Number of Shares	Weighted Average Grant Date Fair Value
Nonvested at December 31, 2008	126,877	$64.16
Granted	164,186	$34.62

Nonvested at December 31, 2009	291,063	$47.50

As of December 31, 2009,  $24,570 of total unrecognized compensation cost related to unvested awards is expected to be recognized over a weighted-average period of 1.57 years. When employee stock options are exercised and restricted and performance share unit awards become vested, the issuances are made from CONSOL Energy’s treasury stock shares which have been acquired as part of CONSOL Energy’s share repurchase program as previously discussed in Note 1.

Accumulated Other Comprehensive Loss:	12 Months Ended
Dec. 31, 2009
Accumulated Other Comprehensive Loss:

Note 19—Accumulated Other Comprehensive Loss:

Components of accumulated other comprehensive loss consists of the following:

	Treasury Rate Lock	Change in Fair Value of Cash Flow Hedges	Adjustments for Actuarially Determined Liabilities	Adjustments for Non- controlling Interest	Accumulated Other Comprehensive Loss
Balance at December 31, 2006	$421	$1,346	$(377,484)	$—	$(375,717)
Net increase in value of cash flow hedges	—	23,943	—	(4,370)	19,573
Reclassification of cash flow hedges from other comprehensive income to earnings	—	(19,729)	—	3,601	(16,128)
Current period change	(81)	—	(47,009)	78	(47,012)

Balance at December 31, 2007	340	5,560	(424,493)	(691)	(419,284)
Net increase in value of cash flow hedges	—	117,699	—	(20,646)	97,053
Reclassification of cash flow hedges from other comprehensive income to earnings	—	947	—	(166)	781
Current period change	(77)	—	(140,305)	19	(140,363)
Prior period adjustment	—	—	(87)	—	(87)

Balance at December 31, 2008	263	124,206	(564,885)	(21,484)	(461,900)
Net increase in value of cash flow hedges	—	186,824	—	(31,162)	155,662
Reclassification of cash flow hedges from other comprehensive income to earnings	—	(239,956)	—	40,024	(199,932)
Current period change	(83)	—	(134,549)	298	(134,334)

Balance at December 31, 2009	$180	$71,074	$(699,434)	$(12,324)	$(640,504)

The cash flow hedges that CONSOL Energy holds are disclosed in Note 23. The adjustments for Actuarially Determined Liabilities are disclosed in Note 15 and Note 16.

Supplemental Cash Flow Information:	12 Months Ended
Dec. 31, 2009
Supplemental Cash Flow Information:

Note 20—Supplemental Cash Flow Information:

	For the Years Ended December 31,
	2009	2008	2007
Cash paid during the year for:
Interest (net of amounts capitalized)	$26,425	$33,236	$26,415
Income taxes	$131,043	$95,101	$103,194
Non-cash investing and financing activities:
Adoption of Accounting for Uncertainty in Income Taxes
Change in Assets	$—	$—	$(39,207)
Change in Liabilities	$—	$—	$(39,207)
Businesses acquired (Note 2)
Fair value of assets acquired	$28,113	$(26,892)	$(132,694)
Liabilities assumed	$28,113	$(26,892)	$(132,694)
Note received from property sales	$(1,789)	$—	$(200)
Capital Lease Obligation
Change in Assets	$(3,375)	$2,622	$(1,083)
Change in Liabilities	$(3,375)	$2,622	$(1,083)
Purchase of Property, Plant and Equipment
Change in Assets	$46,938	$(75,818)	$3,219
Change in Liabilities	$46,938	$(75,818)	$3,219
Accounting for Mine Closing, Reclamation and Gas Well Closing Costs
Change in Assets	$283	$(29,088)	$3,403
Change in Liabilities	$283	$(29,088)	$3,403

Concentration of Credit Risk and Major Customers:	12 Months Ended
Dec. 31, 2009
Concentration of Credit Risk and Major Customers:

Note 21—Concentration of Credit Risk and Major Customers:

CONSOL Energy markets steam coal, principally to electric utilities in the United States, Canada and Western Europe, metallurgical coal to steel and coke producers worldwide, and natural gas primarily to gas wholesalers. As of December 31, 2009 and 2008, accounts receivable from utilities were  $215,743 and  $222,808, respectively. As of December 31, 2009 and 2008, accounts receivable from steel and coke producers were  $43,448 and  $40,788, respectively. As of December 31, 2009 and 2008, accounts receivable from gas wholesalers were  $43,421 and  $61,764, respectively. Credit is extended based on an evaluation of the customer’s financial condition, and generally collateral is not required. Credit losses have been consistently minimal.

For the years ended December 31, 2009, 2008 and 2007, no customer comprised over 10% of our revenues.

Fair Values of Financial Instruments:	12 Months Ended
Dec. 31, 2009
Fair Values of Financial Instruments:

Note 22—Fair Values of Financial Instruments:

Effective January 1, 2008, CONSOL Energy adopted the provision for Fair Value of Financial Assets and Financial Liabilities as required by the Financial Accounting Standards Board Accounting Standards Codification. As a result of the adoption, CONSOL Energy elected not to measure any additional financial assets or liabilities at fair value, other than those which were previously recorded at fair value prior to the adoption.

The financial instruments measured at fair value on a recurring basis are summarized below:

	Fair Value Measurements at December 31, 2009
Description	Quoted Prices in Active Markets for Identical Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Gas Cash Flow Hedges	$—	$117,483	$—

The following methods and assumptions were used to estimate the fair values of financial instruments, which the fair value option was not elected:

Cash and cash equivalents: The carrying amount reported in the balance sheets for cash and cash equivalents approximates its fair value due to the short maturity of these instruments.

Short-term notes payable: The carrying amount reported in the balance sheets for short-term notes payable approximates its fair value due to the short-term maturity of these instruments.

Long-term debt: The fair values of long-term debt are estimated using discounted cash flow analyses, based on current market rates for instruments with similar cash flows.

The carrying amounts and fair values of financial instruments for which the fair value option was not elected are as follows:

	December 31, 2009		December 31, 2008
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
Cash and cash equivalents	$65,607	$65,607	$138,512	$138,512
Short-term notes payable	$(472,850)	$(472,850)	$(557,700)	$(557,700)
Long-term debt	$(402,753)	$(420,056)	$(402,287)	$(390,278)

Derivative Instruments:	12 Months Ended
Dec. 31, 2009
Derivative Instruments:

Note 23—Derivative Instruments:

CONSOL Energy enters into financial derivative instruments to manage our exposure to commodity price volatility. Our derivatives are accounted for under the Derivatives and Hedging Topic of the Financial Accounting Standards Board Accounting Standards Codification. We measure each derivative instrument at fair value and record it on the balance sheet as either an asset or liability. Changes in the fair value of the derivatives are recorded currently in earnings unless special hedge accounting criteria are met. For derivatives designated as fair value hedges, the changes in fair value of both the derivative instrument and the hedged item are recorded in earnings. For derivatives designated as cash flow hedges, the effective portions of changes in fair value of the derivative are reported in Other Comprehensive Income or Loss (OCI) and reclassified into earnings in the same period or periods which the forecasted transaction affects earnings. The ineffective portions of hedges are recognized in earnings in the current year. CONSOL Energy currently utilizes only cash flow hedges that are considered highly effective.

CONSOL Energy formally assesses both at inception of the hedge and on an ongoing basis, whether each derivative is highly effective in offsetting changes in the fair values or the cash flows of the hedged item. If it is determined that a derivative is not highly effective as a hedge or if a derivative ceases to be a highly effective hedge, CONSOL Energy will discontinue hedge accounting prospectively.

CONSOL Energy is exposed to credit risk in the event of nonperformance by counterparties. The creditworthiness of counterparties is subject to continuing review. All of the counterparties to CONSOL Energy’s natural gas derivative instruments also participate in CONSOL Energy’s revolving credit facility. The Company has not experienced any issues of non-performance by derivative counterparties.

CONSOL Energy has entered into forward and option contracts on various commodities to manage the price risk associated with the forecasted revenues from those commodities. The objective of these hedges is to reduce the variability of the cash flows associated with the forecasted revenues from the underlying commodities.

As of December 31, 2009, the total notional amount of the Company’s outstanding natural gas forward contracts was 85.1 billion cubic feet. These forward contracts are forecasted to settle through December 31, 2012 and meet the criteria for cash flow hedge accounting. During the next year,  $60,307 of unrealized gain is expected to be reclassified from Other Comprehensive Income and into earnings. No gains or losses have been reclassified into earnings as a result of the discontinuance of cash flow hedges.

As of December 31, 2009, CONSOL Energy did not have any outstanding coal sales options. For the years ended December 31, 2009 and 2008, CONSOL Energy recognized, in Other Income on the Consolidated Statement of Income, a gain of  $2,368 and a loss of ( $335), respectively, for the coal sales options which were not designated as hedging instruments.

The fair value of CONSOL Energy’s derivative instruments at December 31, 2009 is as follows:

	Derivatives As of December 31, 2009
	Balance Sheet Location	Fair Value
Derivative designated as hedging instruments
Natural Gas Price Swaps	Prepaid Expense	$99,265
Natural Gas Price Swaps	Other Assets	18,218

Total derivatives designated as hedging instruments		$117,483

The effect of derivative instruments on the Consolidated Statement of Income for the year ended December 31, 2009 is as follows:

Derivative in Cash Flow Hedging Relationship	Amount of Gain(Loss) Recognized in OCI on Derivative 2009	Location of Gain (Loss) Reclassified from Accumulated OCI into Income	Amount of Gain (Loss) Reclassified from Accumulated OCI into Income 2009	Location of Gain (Loss) Recognized in Income on Derivative	Amount of Gain (Loss) Recognized in Income on Derivative 2009
Natural Gas Price Swaps	$(185,862)	Outside Sales	$239,956	Outside Sales	$(962)

Total	$(185,862)		$239,956		$(962)

The fair value of CONSOL Energy’s derivative instruments at December 31, 2008 is as follows:

	Asset Derivatives 2008		Liability Derivatives 2008
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Derivative designated as hedging instruments
Natural Gas Price Swaps	Prepaid Expense	$150,564
	Other Assets	55,945

Total derivatives designated as hedging instruments		$206,509		$—

Derivative not designated as hedging instruments
Coal Sales Options		—	Other Liabilities	(1,937)

Total derivatives not designated as hedging instruments		$—		$(1,937)

Total Derivatives		$206,509		$(1,937)

The effect of derivative instruments on the consolidated statement of income for the year ended December 31, 2008 is as follows:

Derivative in Cash Flow Hedging Relationship	Amount of Gain(Loss) Recognized in OCI on Derivative 2008	Location of Gain (Loss) Reclassified from Accumulated OCI into Income	Amount of Gain (Loss) Reclassified from Accumulated OCI into Income 2008	Location of Gain (Loss) Recognized in Income on Derivative	Amount of Gain (Loss) Recognized in Income on Derivative 2008
Natural Gas Price Swaps	$(118,652)	Outside Sales	$(947)	Outside Sales	$952

Total	$(118,652)		$(947)		$952

Commitments and Contingent Liabilities:	12 Months Ended
Dec. 31, 2009
Commitments and Contingent Liabilities:

Note 24—Commitments and Contingent Liabilities:

CONSOL Energy and its subsidiaries are subject to various lawsuits and claims with respect to such matters as personal injury, wrongful death, damage to property, exposure to hazardous substances, governmental regulations including environmental remediation, employment and contract disputes and other claims and actions arising out of the normal course of business. Our current estimates related to these pending claims, individually and in the aggregate, are immaterial to the financial position, results of operations or cash flows of CONSOL Energy. However, it is reasonably possible that the ultimate liabilities in the future with respect to these lawsuits and claims may be material to the financial position, results of operations or cash flows of CONSOL Energy.

In 2008, the Pennsylvania Department of Conservation and Natural Resources (Commonwealth) filed a six-count Complaint in the Court of Common Pleas of Allegheny County, Pennsylvania, claiming that the Company’s underground longwall mining activities caused cracks and seepage damage to the Ryerson Park Dam, thereby eliminating the Ryerson Park Lake. The Commonwealth claimed that the Company is liable for dam reconstruction costs, lake restoration costs and natural resources damages totaling  $58,000. The Court stayed the proceedings in the state court, holding that the Commonwealth should pursue administrative agency review of the claim. Furthermore, the Court found that the Commonwealth could not recover natural resources damages under applicable law. The issue of whether the dam was damaged by subsidence is being reviewed by the Department of Environmental Protection (DEP). If the DEP determines that there is causation, a second phase will be set to determine the remedy. As to the underlying claim, the Company believes it is not responsible for the damage to the dam and that numerous grounds exist upon which to attack the propriety of the claims. The Company intends to vigorously defend the case. However, it is reasonably possible that the ultimate liability in the future with respect to these claims may be material to the financial position, results of operations, or cash flows of CONSOL Energy.

One of our subsidiaries, Fairmont Supply Company (Fairmont), which distributes industrial supplies, currently is named as a defendant in approximately 22,500 asbestos claims in state courts in Pennsylvania, Ohio, West Virginia, Maryland, Mississippi, New Jersey and Illinois. Because a very small percentage of products manufactured by third parties and supplied by Fairmont in the past may have contained asbestos and many of the pending claims are part of mass complaints filed by hundreds of plaintiffs against a hundred or more defendants, it has been difficult for Fairmont to determine how many of the cases actually involve valid claims or plaintiffs who were actually exposed to asbestos-containing products supplied by Fairmont. In addition, while Fairmont may be entitled to indemnity or contribution in certain jurisdictions from manufacturers of identified products, the availability of such indemnity or contribution is unclear at this time, and in recent years, some of the manufacturers named as defendants in these actions have sought protection from these claims under bankruptcy laws. Fairmont has no insurance coverage with respect to these asbestos cases. Past payments by Fairmont with respect to asbestos cases have not been material. Our current estimates related to these asbestos claims, individually and in the aggregate, are immaterial to the financial position, results of operations and cash flows of CONSOL Energy. However, it is reasonably possible that payments in the future with respect to pending or future asbestos cases may be material to the financial position, results of operations or cash flows of CONSOL Energy.

CONSOL Energy was notified in November 2004 by the United States Environmental Protection Agency (EPA) that it is a potentially responsible party (PRP) under Superfund legislation with respect to the Ward Transformer site in Wake County, North Carolina. At that time, the EPA also identified 38 other PRPs for the Ward Transformer site. The EPA, CONSOL Energy and two other PRPs entered into an administrative Settlement Agreement and Order of Consent, requiring those PRPs to undertake and complete a PCB soil removal action, at and in the vicinity of the Ward Transformer property. Another party joined the participating PRPs and reduced CONSOL Energy’s interim allocation share from 46% to 32%. In June 2008, while conducting the PCB soil excavation on the Ward property, it was determined that PCBs have migrated onto adjacent properties.

The current estimated cost of remedial action for the area CONSOL Energy was originally named a PRP, including payment of the EPA’s past and future cost, is approximately  $55,000. The current estimated cost of the most likely remediation plan for one of the additional areas discovered is approximately  $10,000, although the removal action plan is not yet approved by the EPA. Also, in September 2008, the EPA notified CONSOL Energy and 60 other PRPs that there were additional areas of potential contamination allegedly related to the Ward Transformer Site. Current estimates of the cost or potential range of cost for this area are not yet available. There was  $3,422,  $7,080 and  $1,780 of expense recognized in Cost of Goods Sold and Other Charges for the years ended December 31, 2009, 2008 and 2007, respectively. CONSOL Energy funded  $5,500,  $6,000 and  $1,256 in the years ended December 31, 2009, 2008 and 2007, respectively, to an independent trust established for this remediation. The remaining liability at December 31, 2009 of  $5,914 is reflected in Other Accrued Liabilities at December 31, 2009.

As of April 30, 2009, CONSOL Energy and the other participating PRPs had asserted CERCLA cost recovery and contribution claims against approximately 225 nonparticipating PRPs to recover a share of the costs incurred and to be incurred to conduct the removal actions at the Ward Site. CONSOL Energy’s portion of probable recoveries from settled claims is estimated to be  $3,620. Accordingly, an asset has been included in Other Assets for these claims. We cannot predict the ultimate outcome of this Superfund site; however, it is reasonably possible that payments in the future with respect to this lawsuit may be material to the financial position, results of operations or cash flows of CONSOL Energy.

As part of conducting mining activities at the Buchanan Mine, our subsidiary, Consolidation Coal Company (“CCC”), has to remove water from the mine. Several actions have arisen with respect to the removal of naturally accumulating and pumped water from the Buchanan Mine:

Yukon Pocahontas Coal Company, Buchanan Coal Company and Sayers-Pocahontas Coal Company filed an action on March 22, 2004 against CCC which is presently pending in the Circuit Court of Buchanan County, Virginia (the “Yukon Action”). The action is related to CCC’s depositing of untreated water from its Buchanan Mine into the void spaces of nearby mines of one of our other subsidiaries, Island Creek Coal Company (“ICCC”). The plaintiffs are seeking to stop CCC from depositing any additional water in these areas, to require CCC to remove the water that is stored there along with any remaining impurities, to recover over  $3,252,000 for alleged damages to the coal and gas estates and punitive damages in the amount of  $350. Plaintiffs have also asserted damage claims of  $150,000 against CONSOL Energy, CNX Gas Company, LLC and ICCC. The Yukon group has recently filed a demand for arbitration (the “2008 Arbitration”) against ICCC which makes similar claims relating to breach of the lease for water deposits and lost coal claims.

CCC obtained a revision to its environmental permit to deposit water from its Buchanan Mine into void spaces of VP3, and to permit the discharge of water into the nearby Levisa River under controlled conditions. Plaintiffs in the Yukon Action along with the Town of Grundy, Virginia, Buchanan County Board of Supervisors, and others have appealed the revision.

We believe that CCC has and continues to have the right to deposit mine water from Buchanan Mine into void spaces at nearby mines. We also believe CCC was properly issued environmental permits to deposit water from the Buchanan Mine into VP3 and to discharge water into the Levisa River. CCC and the other named CONSOL Energy defendants in the Yukon Action deny all liability and intend to vigorously defend the action filed against them in connection with the removal and deposit of water from the Buchanan Mine, as well as environmental permits issued to CCC. Consequently, we have not recognized any liability related to these actions. However, if a temporary or permanent injunction were to be issued against CCC, if the environmental permits were temporarily suspended or revoked, or if damages were awarded to plaintiffs, the result may be material to the financial position, results of operations or cash flows of CONSOL Energy.

In 2006, CONSOL Energy and CCC were served with a summons in the name of the Commonwealth of Virginia with the Circuit Court of Buchanan County, Virginia regarding a special grand jury presentment in response to citizens’ complaints that noise resulting from the ventilation fan at the Buchanan Mine constitutes a public nuisance. CONSOL Energy and CCC deny that the operation of the ventilation fan is a public nuisance and intend to vigorously defend this proceeding. However, if the operation of the ventilation fan is ordered to be stopped, the result may be material to the financial position, results of operations or cash flows of CONSOL Energy.

In, 2007 Bluestone Coal Corporation filed a lawsuit against the Company and its subsidiary, CNX Land Resources, in the United States District Court for the Southern District of West Virginia. The suit alleges that the Company breached a contract that allegedly provides Bluestone with an option to lease coal reserves within a seven-and-one-half mile radius of Bishop, WV and seeks damages of  $1,200,000. The writing relied upon only refers to a right of first refusal, rather than an option. The lawsuit has been settled. The terms of the settlement are confidential, but include CONSOL Energy granting to Bluestone the option to acquire certain mining assets and reserves. The settlement did not materially impact the financial position, results of operations or cash flows of CONSOL Energy.

South Carolina Electric & Gas Company (“SCE&G”), a utility, has demanded arbitration, seeking  $36,000 in damages against CONSOL of Kentucky and CONSOL Energy Sales Company. SCE&G claims it suffered damages in obtaining cover coal to replace coal which was not delivered in 2008 under a coal sales agreement. The Company counterclaimed against SCE&G for  $9,400 for terminating coal shipments under the sales agreement which SCE&G had agreed could be made up in 2009. A hearing on the claims is scheduled for October 11, 2010. The named CONSOL Energy defendants deny all liability and intend to vigorously defend the action filed against them. However, if damages were awarded to SCE&G, the result may be material to the financial position, results of operations or cash flows of CONSOL Energy.

In 2009, a fish kill occurred in Dunkard Creek, which is a creek with segments in both Pennsylvania and West Virginia. The fish kill was caused by the growth of golden brown algae in the creek, which appears to be an invasive species. Our subsidiary, CCC, discharges treated mine water into Dunkard Creek from its Blacksville No. 2 Mine and from its Loveridge Mine. The discharges have levels of chlorides that cause Dunkard Creek to exceed West Virginia in-stream water quality standards. Prior to the fish kill, CCC was subject to an Agreed Order with the West Virginia Department of Environmental Protection that sets forth a schedule for compliance with these in-stream chloride limits. On December 18, 2009, the West Virginia Department of Environmental Protection issued a unilateral Order that imposes additional conditions on CCC’s discharges into Dunkard Creek and requires CCC to develop a plan for long-term treatment of those and other high-chloride discharges. The Dunkard Creek fish kill is being investigated by several agencies, including the West Virginia Department of Environmental Protection, the West Virginia Department of Natural Resources, the Pennsylvania Department of Environmental Protection, and the Pennsylvania Fish and Boat Commission. The U.S. Environmental Protection Agency is also involved. We are cooperating with these investigations. We do not believe that there is a connection between the fish kill and our discharge of water into Dunkard Creek, but the investigation of the matter is continuing. If such a causal connection were established or if we are required to comply with in-stream chloride limits on an accelerated basis, it is reasonably possible that the liabilities or costs that could be incurred by CONSOL Energy in the future with respect to these matters may be material to the financial position, results of operations, or cash flows of CONSOL Energy.

In 2007, GeoMet, Inc. and certain of its affiliates filed a lawsuit against CONSOL Energy and certain of its affiliates, including CNX Gas Company LLC, in the Circuit Court for the County of Tazewell, Virginia. The lawsuit alleges, among other things, that the defendants have violated the Virginia Antitrust Act in their dealings with GeoMet in southwest Virginia. The complaint, as amended, seeks injunctive relief, compensatory damages of  $385,600 and treble damages. CNX Gas continues to believe this lawsuit to be without merit and intends to vigorously defend it. We cannot predict the ultimate outcome of this litigation; however, it is reasonably possible that the ultimate liabilities in the future with respect to these lawsuits and claims may be material to the financial position, results of operations, or cash flows of CNX Gas.

In 2009, CNX Gas received a civil investigative demand for information and documents from the Attorney General of the Commonwealth of Virginia regarding the company’s exploration, production, transportation and sale of coalbed methane gas in Virginia. According to the request, the Attorney General is investigating whether the company may have violated the Virginia Antitrust Act. The request for information does not constitute the commencement of legal proceedings and does not make any specific allegations against the company. CNX Gas does not believe that it has violated the Virginia Antitrust Act and CNX Gas is cooperating with the Attorney General’s investigation.

The Company is a party to a case filed in 2007 captioned Earl Kennedy (and others) v. CNX Gas and CONSOL Energy in the Court of Common Pleas of Greene County, Pennsylvania. The lawsuit alleges that CNX Gas and CONSOL Energy trespassed and converted gas and other minerals allegedly belonging to the plaintiffs in connection with wells drilled by CNX Gas. The complaint, as amended, seeks injunctive relief, including having CNX Gas be removed from the property, and compensatory damages of  $20,000. The suit also sought to overturn existing law as to the ownership of coalbed methane in Pennsylvania, but that claim was dismissed by the court; the plaintiffs are seeking to appeal that dismissal. CNX Gas believes this lawsuit to be without merit and intends to vigorously defend it. We cannot predict the ultimate outcome of this litigation; however, it is reasonably possible that the ultimate liabilities in the future with respect to these lawsuits and claims may be material to the financial position, results of operations, or cash flows of CNX Gas.

In 2005, Buchanan County, Virginia (through its Board of Supervisors and Commissioner of Revenue) filed a lawsuit against CNX Gas Company LLC in the Circuit Court of the County of Buchanan for the year 2002; the county has since filed and served three substantially similar cases for years 2003, 2004 and 2005. These cases have been consolidated. The complaint alleges that CNX Gas’ calculation of the license tax on the basis of the wellhead value (sales price less post production costs) rather than the sales price is improper. For the period from 1999 through mid 2002, CNX Gas paid the tax on the basis of the sales price, but we have filed a claim for a refund for these years. Since 2002, we have continued to pay Buchanan County taxes based on our method of calculating the taxes. This litigation has been settled on terms that do not materially impact the financial position or the results of operations of CNX Gas or CONSOL Energy.

In 2007, the assigned operators, including subsidiaries of CONSOL Energy, and the Combined Fund entered into a settlement agreement that resolved all issues relating to the calculation and imposition of higher per beneficiary premium rates. The settlement agreement provides for full reimbursement of the higher per beneficiary premium rate. The settlement agreement provided for full reimbursement of higher per beneficiary premium rate previously paid by CONSOL Energy subsidiaries and related interest. In the year ended December 31, 2007, CONSOL Energy received  $30,389 which was reflected as a reduction to cost of goods sold and other charges.

In 2007, production at the Buchanan Mine was suspended after several roof falls damaged some of the ventilation controls inside the mine. Production resumed in March 2008. The incident was covered under our property and business interruption insurance policy, subject to certain deductibles. Business interruption recoveries of  $50,000 were recognized as Other Income in the year ended December 31, 2008,  $42,000 in the coal segment and  $8,000 in the gas segment.

In 2008, the Emergency Economic Stabilization Act of 2008 (the EESA Act) was signed into law. The EESA Act contained a section that authorizes certain coal producers and exporters who had filed a Black Lung Excise Tax (BLET) return on or after October 1, 1990, to request a refund of the BLET paid on export sales during these years. The EESA Act requires that the U.S. Treasury refund a coal producer or exporter an amount equal to the BLET erroneously paid on export sales in prior years along with interest computed at the statutory rates applicable to overpayments. In the year ended December 31, 2008, CONSOL Energy recognized a receivable related to these refunds of  $58,983, including interest of  $32,444. In relation to this receivable, CONSOL Energy recognized a payable of  $3,187 that was owed to third parties upon collection of the refunds. The receivable was collected and the related payables were paid in the year ended December 31, 2009.

At December 31, 2009, CONSOL Energy has provided the following financial guarantees, unconditional purchase obligations and letters of credit to certain third parties, as described by major category in the following table. These amounts represent the maximum potential total of future payments that we could be required to make under these instruments. These amounts have not been reduced for potential recoveries under recourse or collateralization provisions. Generally, recoveries under reclamation bonds would be limited to the extent of the work performed at the time of the default. No amounts related to these financial guarantees and letters of credits are recorded as liabilities on the financial statements. CONSOL Energy management believes that these guarantees will expire without being funded, and therefore the commitments will not have a material adverse effect on financial condition.

	Amount and Duration of Commitments
	Total Amounts Committed	Less Than 1 Year	1-3 Years	3-5 Years	Beyond 5 Years
Letters of Credit:
Employee-Related	$193,017	$193,017	$—	$—	$—
Environmental	63,502	63,502	—	—	—
Gas	14,913	14,913	—	—	—
Other	11,914	11,850	64	—	—

Total Letters of Credit	283,346	283,282	64	—	—

Surety Bonds:
Employee-Related	193,251	193,251	—	—	—
Environmental	345,955	345,782	173	—	—
Gas	4,442	4,442	—	—	—
Other	9,726	9,713	13	—	—

Total Surety Bonds	553,374	553,188	186	—	—

Guarantees:
Coal	111,088	79,890	25,198	1,000	5,000
Gas	56,156	30,479	22,577	—	3,100
Other	277,694	42,925	71,617	51,991	111,161

Total Guarantees	444,938	153,294	119,392	52,991	119,261

Total Commitments	$1,281,658	$989,764	$119,642	$52,991	$119,261

CONSOL Energy and CNX Gas enter into long-term unconditional purchase obligations to procure major equipment purchases, natural gas firm transportation, gas drilling services and other operating goods and services. These purchase obligations are not recorded on the Consolidated Balance Sheets. As of December 31, 2009, the purchase obligations for each of the next five years were as follows:

Obligations Due	Amount
Less than 1 year	$69,228
1 – 3 years	55,680
3 – 5 years	49,934
More than 5 years	303,347

Total Purchase Obligations	$478,189

Costs related to major equipment purchases under these purchase obligations was  $89,261,  $10,957 and  $15,886 for the years ended December 31, 2009, 2008 and 2007. Firm transportation expense under these purchase obligations was  $21,668,  $11,476 and  $9,390 for the years ended December 31, 2009, 2008 and 2007 respectively. Expenses related to gas drilling purchase obligations were  $585 for the year ended December 31, 2009. Expenses related to other operating goods and services under these purchase obligations was  $120 and  $60 for the years ended December 31, 2009 and 2008.

Employee-related financial guarantees have primarily been provided to support the United Mine Workers’ of America’s 1992 Benefit Plan and various state workers’ compensation self-insurance programs. Environmental financial guarantees have primarily been provided to support various performance bonds related to reclamation and other environmental issues. Gas financial guarantees have primarily been provided to support various performance bonds related to land usage and restorative issues. Other guarantees have been extended to support insurance policies, legal matters and various other items necessary in the normal course of business. Other guarantees have also been provided to promise the full and timely payments to lessors of mining equipment and support various other items necessary in the normal course of business.

Segment Information:	12 Months Ended
Dec. 31, 2009
Segment Information:

Note 25—Segment Information:

CONSOL Energy has two principal business units: Coal and Gas. The principal activities of the Coal unit are mining, preparation and marketing of steam coal, sold primarily to power generators and metallurgical coal, sold to metal and coke producers. The Coal unit includes three reportable segments. These reportable segments are Steam, Low Volatile Metallurgical and Other Coal. Each of these reportable segments includes a number of operating segments (mines or type of coal sold). For the year ended December 31, 2009, the Steam aggregated segment includes the following mines or type of coal sold: Bailey, Blacksville #2, Buchanan steam, Emery, Enlow Fork, Fola Complex, Jones Fork Complex, Loveridge, McElroy, Miller Creek Complex, Mine 84, Robinson Run and Shoemaker. For the year ended December 31, 2009, the Low Volatile Metallurgical aggregated segment includes the Buchanan metallurgical sales and the Amonate Complex. The Other Coal segment includes our purchased coal activities, idled mine activities, as well as various other activities assigned to the coal segment but not allocated to each individual mine or type of coal sold. The principal activity of the Gas unit is to produce pipeline quality methane gas for sale primarily to gas wholesalers. The Gas unit includes four reportable segments. These reportable segments are Coalbed Methane, Marcellus, Conventional and Other Gas. For the years ended December 31, 2008 and 2007, the Marcellus and Conventional segments were insignificant to the Gas unit with sales representing less than 1% of total sales volumes. The Other Gas segment includes our purchased gas activities as well as various other activities assigned to the gas segment but not allocated to each individual well type. CONSOL Energy’s All Other segment includes terminal services, river and dock services, industrial supply services and other business activities, including rentals of buildings and flight operations. Intersegment sales have been recorded at amounts approximating market. Operating profit for each segment is based on sales less identifiable operating and non-operating expenses. Certain reclassifications of 2008 and 2007 segment information have been made to conform to the 2009 presentation. These reclassifications include changes to the coal operating segments and the addition of the Gas operating segments. Because the Marcellus and Conventional segments are insignificant in the years ended December 31, 2008 and 2007, the revenue and earnings before income taxes are reported in the Coalbed Methane segment.

Industry segment results for the year ended December 31, 2009 are:

	Steam	Low Volatile Metallurgical	Other Coal	Total Coal	Coalbed Methane	Marcellus Shale	Conventional Gas	Other Gas	Total Gas	All Other	Corporate, Adjustments & Eliminations	Consolidated

Sales - outside	$3,122,226	$248,543	$39,117	$3,409,886	$594,668	$21,006	$9,005	$4,250	$628,929	$272,976	$—	$4,311,791	(A	)
Sales - Purchased Gas	—	—	—	—	—	—	—	7,040	7,040	—	—	7,040
Sales - Gas Royalty Interests	—	—	—	—	—	—	—	40,951	40,951	—	—	40,951
Freight - outside	—	—	148,907	148,907	—	—	—	—	—	—	—	148,907
Intersegment transfers	—	—	—	—	—	—	—	1,671	1,671	152,375	(154,046)	—

Total Sales and Freight	$3,122,226	$248,543	$188,024	$3,558,793	$594,668	$21,006	$9,005	$53,912	$678,591	$425,351	$(154,046)	$4,508,689

Earnings (Loss) Before Income Taxes	$800,435	$93,631	$(336,316)	$557,750	$301,113	$3,940	$(1,161)	$(42,057)	$261,835	$6,278	$(37,518)	$788,345	(B	)

Segment assets				$4,672,508					$2,171,495	$317,004	$564,394	$7,725,401	(C	)

Depreciation, depletion and amortization				$310,346					$107,251	$19,820	$—	$437,417

Capital expenditures				$580,401					$322,126	$17,553	$—	$920,080

(A)	There were no sales to customers aggregating over 10% of total revenue in 2009.
(B)	Includes equity in earnings of unconsolidated affiliates of $5,663, $637 and $9,408 for Coal, Gas and All Other, respectively.
(C)	Includes investments in unconsolidated equity affiliates of $12,569, $24,590 and $46,374 for Coal, Gas and All Other, respectively.

Industry segment results for the year ended December 31, 2008 are:

	Steam	Low Volatile Metallurgical	Other Coal	Total Coal	Coalbed Methane	Marcellus Shale	Conventional Gas	Other Gas	Total Gas	All Other	Corporate, Adjustments & Eliminations	Consolidated

Sales - outside	$2,725,673	$341,177	$117,594	$3,184,444	$680,990	$—	$—	$—	$680,990	$316,135	$—	$4,181,569	(D	)
Sales - Purchased Gas	—	—	—	—	—	—	—	8,464	8,464	—	—	8,464
Sales - Gas Royalty Interests	—	—	—	—	—	—	—	79,302	79,302	—	—	79,302
Freight - outside	—	—	216,968	216,968	—	—	—	—	—	—	—	216,968
Intersegment transfers	—	—	—	—	—	—	—	7,337	7,337	145,856	(153,193)	—

Total Sales and Freight	$2,725,673	$341,177	$334,562	$3,401,412	$680,990	$—	$—	$95,103	$776,093	$461,991	$(153,193)	$4,486,303

Earnings (Loss) Before Income Taxes	$368,869	$161,488	$(167,198)	$363,159	$400,330	$—	$—	$(14,376)	$385,954	$15,726	$(39,244)	$725,595	(E	)

Segment assets				$4,387,584					$2,094,748	$322,137	$565,989	$7,370,458	(F	)

Depreciation, depletion and amortization				$299,831					$70,010	$19,780	$—	$389,621

Capital expenditures				$445,594					$560,663	$55,412	$—	$1,061,669

(D)	There were no sales to customers aggregating over 10% of total revenue in 2008.
(E)	Includes equity in earnings of unconsolidated affiliates of $2,534, $551 and $8,055 for Coal, Gas and All Other, respectively.
(F)	Includes investments in unconsolidated equity affiliates of $9,386, $25,204 and $38,406 for Coal, Gas and All Other, respectively. Also, included in the Coal segment is $58,983 of receivables related to the Emergency Economic Stabilization Act of 2008.

Industry segment results for the year ended December 31, 2007 are:

	Steam	Low Volatile Metallurgical	Other Coal	Total Coal	Coalbed Methane	Marcellus Shale	Conventional Gas	Other Gas	Total Gas	All Other	Corporate, Adjustments & Eliminations	Consolidated

Sales - outside	$2,422,515	$217,889	$38,277	$2,678,681	$410,211	$—	$—	$—	$410,211	$235,454	$—	$3,324,346	(G	)
Sales - Purchased Gas	—	—	—	—	—	—	—	7,628	7,628	—	—	7,628
Sales - Gas Royalty Interests	—	—	—	—	—	—	—	46,586	46,586	—	—	46,586
Freight - outside	—	—	186,909	186,909	—	—	—	—	—	—	—	186,909
Intersegment transfers	—	—	—	—	—	—	—	6,242	6,242	129,648	(135,890)	—

Total Sales and Freight	$2,422,515	$217,889	$225,186	$2,865,590	$410,211	$—	$—	$60,456	$470,667	$365,102	$(135,890)	$3,565,469

Earnings (Loss) Before Income Taxes	$447,104	$69,602	$(284,087)	$232,619	$218,067	$—	$—	$(3,193)	$214,874	$12,287	$(30,823)	$428,957	(H	)

Segment assets				$4,039,513					$1,378,709	$253,792	$536,076	$6,208,090	(I	)

Depreciation, depletion and amortization				$257,349					$48,961	$18,405	$—	$324,715

Capital expenditures				$681,408					$304,088	$54,342	$—	$1,039,838

(G)	There were no sales to customers aggregating over 10% of total revenue in 2007.
(H)	Includes equity in earnings of unconsolidated affiliates of $1,027, $2,174 and $3,350 for Coal, Gas and All Other, respectively.
(I)	Includes investments in unconsolidated equity affiliates of $3,101, $56,865 and $34,900 for Coal, Gas and All Other, respectively.

Reconciliation of Segment Information to Consolidated Amounts:

Revenue and Other Income:

	For the Years Ended December 31,
	2009	2008	2007
Total segment sales and freight from external customers	$4,508,689	$4,486,303	$3,565,469
Other income not allocated to segments (Note 3)	113,186	166,142	196,728

Total Consolidated Revenue and Other Income	$4,621,875	$4,652,445	$3,762,197

Earnings Before Income Taxes:

Segment Earnings Before Income Taxes for total reportable business segments	$819,585	$749,113	$447,493
Segment Earnings Before Income Taxes for all other businesses	6,278	15,726	12,287
Interest income (expense), net and other non-operating activity (J)	(26,472)	(39,244)	(30,823)
Corporate restructuring (J)	(4,378)	—	—
Lease settlement (J)	(6,668)	—	—

Earnings Before Income Taxes	$788,345	$725,595	$428,957

Total Assets:

	December 31,
	2009	2008	2007
Segment assets for total reportable business segments	$6,844,003	$6,482,332	$5,418,222
Segment assets for all other businesses	317,004	322,137	253,792
Items excluded from segment assets:
Cash and other investments (J)	65,025	136,951	9,978
Deferred tax assets	498,680	394,142	505,631
Recoverable income taxes	—	33,862	19,090
Bond issuance costs	689	1,034	1,377

Total Consolidated Assets	$7,725,401	$7,370,458	$6,208,090

(J)	Excludes amounts specifically related to the gas segment.

Enterprise-Wide Disclosures:

CONSOL Energy’s Revenues by geographical location:

	For the Years Ended December 31,
	2009	2008	2007
United States	$4,026,619	$3,841,665	$3,077,573
Europe	298,262	462,291	332,280
South America	120,174	94,230	40,255
Canada	25,056	88,106	115,361
Other	38,578	11	—

Total Revenues and Freight from External Customers (K)	$4,508,689	$4,486,303	$3,565,469

(K)	CONSOL Energy attributes revenue to individual countries based on the location of the customer.

CONSOL Energy’s Property, Plant and Equipment by geographical location are:

	December 31,
	2009	2008
United States	$6,090,703	$5,732,021
Canada	33,587	33,828
Belgium	—	123

	$6,124,290	$5,765,972

Guarantor Subsidiaries Financial Information:	12 Months Ended
Dec. 31, 2009
Guarantor Subsidiaries Financial Information:

Note 26—Guarantor Subsidiaries Financial Information:

The payment obligations under the  $250,000, 7.875 percent per annum notes due March 1, 2012 issued by CONSOL Energy are jointly and severally, and also fully and unconditionally guaranteed by several subsidiaries of CONSOL Energy. In accordance with positions established by the Securities and Exchange Commission (“SEC”), the following financial information sets forth separate financial information with respect to the parent, CNX Gas, an 83.3% owned guarantor subsidiary, the remaining guarantor subsidiaries and the non-guarantor subsidiaries. CNX Gas is presented in a separate column in accordance with SEC Regulation S-X Rule 3-10. CNX Gas Corporation is a reporting company under Section 12(b) of the Securities Exchange Act of 1933, and as such, CNX Gas Corporation files its own financial statements with the Securities and Exchange Commission and those financial statements, when filed, are publicly available on Edgar. The principal elimination entries include investments in subsidiaries and certain intercompany balances and transactions. CONSOL Energy, the parent, and a guarantor subsidiary manage several assets and liabilities of all other 100% owned subsidiaries. These include, for example, deferred tax assets, cash and other post-employment liabilities. These assets and liabilities are reflected as parent company or guarantor company amounts for purposes of this presentation.

Income Statement for the Year Ended December 31, 2009:

	Parent	CNX Gas Guarantor	Other Subsidiary Guarantors	Non-Guarantors	Elimination	Consolidated
Sales—Outside	$—	$630,598	$3,487,022	$197,350	$(3,179)	$4,311,791
Sales—Purchased gas	—	7,040	—	—	—	7,040
Sales—Gas Royalty Interest	—	40,951	—	—	—	40,951
Freight—Outside	—	—	148,907	—	—	148,907
Other Income (including equity earnings)	622,216	4,855	76,442	22,173	(612,500)	113,186

Total Revenue and Other Income	622,216	683,444	3,712,371	219,523	(615,679)	4,621,875
Cost of Goods Sold and Other Operating Charges	84,960	155,583	2,083,462	190,854	242,193	2,757,052
Purchased Gas Costs	—	6,442	—	—	—	6,442
Gas Royalty Interest	—	32,423	—	—	(47)	32,376
Related Party Activity	7,052	—	132,106	1,495	(140,653)	—
Freight Expense	—	—	148,907	—	—	148,907
Selling, General and Administrative Expense	—	99,526	118,287	1,287	(88,396)	130,704
Depreciation, Depletion and Amortization	13,022	107,251	316,352	2,654	(1,862)	437,417
Interest Expense	13,229	7,568	10,959	15	(352)	31,419
Taxes Other Than Income	9,576	12,590	265,180	2,595	—	289,941
Black Lung Excise Tax Refund	—	—	(728)	—	—	(728)

Total Costs	127,839	421,383	3,074,525	198,900	10,883	3,833,530

Earnings (Loss) Before Income Taxes	494,377	262,061	637,846	20,623	(626,562)	788,345
Income Taxes (Benefit)	(45,340)	98,636	160,105	7,802	—	221,203

Net Income	539,717	163,425	477,741	12,821	(626,562)	567,142
Less: Net Income Attributable to Noncontrolling Interest	—	1,037	(1,037)	—	(27,425)	(27,425)

Net Income Attributable to CONSOL Energy Inc. Shareholders	$539,717	$164,462	$476,704	$12,821	$(653,987)	$539,717

Balance Sheet for December 31, 2009:

	Parent	CNX Gas Guarantor	Other Subsidiary Guarantors	Non-Guarantors	Elimination	Consolidated
Assets:
Current Assets:
Cash and Cash Equivalents	$59,549	$1,124	$3,764	$1,170	$—	$65,607
Accounts and Notes Receivable:
Trade	—	43,421	113	273,926	—	317,460
Other	4,781	975	3,281	6,946	—	15,983
Inventories	—	—	262,755	44,842	—	307,597
Deferred Income Taxes	108,254	(34,871)	—	—	—	73,383
Prepaid Expenses	18,979	103,094	36,767	2,166	—	161,006

Total Current Assets	191,563	113,743	306,680	329,050	—	941,036
Property, Plant and Equipment:
Property, Plant and Equipment	162,145	2,409,751	8,082,159	27,900	—	10,681,955
Less-Accumulated Depreciation, Depletion and Amortization	82,733	433,201	4,022,295	19,436	—	4,557,665

Property, Plant and Equipment—Net	79,412	1,976,550	4,059,864	8,464	—	6,124,290
Other Assets:
Deferred Income Taxes	759,790	(334,493)	—	—	—	425,297
Investment in Affiliates	4,399,823	24,591	797,269	3,921	(5,142,071)	83,533
Other	84,736	21,627	33,216	11,666	—	151,245

Total Other Assets	5,244,349	(288,275)	830,485	15,587	(5,142,071)	660,075

Total Assets	$5,515,324	$1,802,018	$5,197,029	$353,101	$(5,142,071)	$7,725,401

Liabilities and Stockholders’ Equity:
Current Liabilities:
Accounts Payable	$93,876	$53,516	$114,872	$7,296	$—	$269,560
Accounts Payable (Recoverable)-Related Parties	2,117,616	5,171	(2,378,119)	255,332	—	—
Short-Term Notes Payable	415,000	57,850	—	—	—	472,850
Current Portion of Long-Term Debt	501	8,616	35,853	424	—	45,394
Accrued Income Taxes	27,944	31,765	(31,765)	—	—	27,944
Other Accrued Liabilities	546,066	25,455	34,569	6,748	—	612,838

Total Current Liabilities	3,201,003	182,373	(2,224,590)	269,800	—	1,428,586
Long-Term Debt:	250,255	65,690	106,369	594	—	422,908
Deferred Credits and Other Liabilities:
Postretirement Benefits Other Than Pensions	—	3,642	2,675,704	—	—	2,679,346
Pneumoconiosis	—	—	184,965	—	—	184,965
Mine Closing	—	—	397,320	—	—	397,320
Gas Well Closing	—	8,312	77,680	—	—	85,992
Workers’ Compensation	—	—	152,486	—	—	152,486
Deferred Revenue	—	—	—	—	—	—
Salary Retirement	189,697	—	—	—	—	189,697
Reclamation	—	—	27,105	—	—	27,105
Other	88,821	35,101	8,595	—	—	132,517

Total Deferred Credits and Other Liabilities	278,518	47,055	3,523,855	—	—	3,849,428
Consol Energy Inc. Stockholders’ Equity	1,785,548	1,511,270	3,787,025	82,707	(5,381,002)	1,785,548
Noncontrolling Interest	—	(4,370)	4,370	—	238,931	238,931

Total Liabilities and Stockholders’ Equity	$5,515,324	$1,802,018	$5,197,029	$353,101	$(5,142,071)	$7,725,401

Condensed Statement of Cash Flows

For the Year Ended December 31, 2009:

	Parent	CNX Gas Guarantor	Other Subsidiary Guarantors	Non-Guarantors	Elimination	Consolidated
Net Cash Provided by Operating Activities	$64,095	$360,163	$523,596	$(2,403)	$—	$45,451

Cash Flows from Investing Activities:
Capital Expenditures	$—	$(336,447)	$(583,633)	$—	$—	$(920,080)
Investment in Equity Affiliates	—	1,250	3,605	—	—	4,855
Proceeds from Sale of Assets	—	288	69,596	—	—	69,884

Net Cash Used in Investing Activities	$—	$(334,909)	$(510,432)	$—	$—	$(845,341)

Cash Flows from Financial Activities:
Dividends Paid	$(72,292)	$—	$—	$—	$—	$(72,292)
Proceeds from Revolver	(70,000)	(14,850)	—	—	—	(84,850)
Other Financing Activities	5,275	(11,206)	(9,481)	(461)	—	(15,873)

Net Cash Provided By (Used in) Financing Activities	$(137,017)	$(26,056)	$(9,481)	$(461)	$—	$(173,015)

Income Statement for the Year Ended December 31, 2008:

	Parent	CNX Gas Guarantor	Other Subsidiary Guarantors	Non-Guarantors	Elimination	Consolidated
Sales—Outside	$—	$688,325	$3,231,163	$271,613	$(9,532)	$4,181,569
Sales—Purchased gas	—	8,464	—	—	—	8,464
Sales—Gas Royalty Interest	—	79,302	—	—	—	79,302
Freight—Outside	—	—	216,968	—	—	216,968
Other Income (including equity earnings)	513,910	13,330	117,487	38,375	(516,960)	166,142

Total Revenue and Other Income	513,910	789,421	3,565,618	309,988	(526,492)	4,652,445
Cost of Goods Sold and Other Operating Charges	72,790	132,254	2,312,477	112,402	213,280	2,843,203
Purchased Gas Costs	—	8,175	—	—	—	8,175
Gas Royalty Interest	—	74,041	—	—	(79)	73,962
Related Party Activity	5,622	—	39,325	155,304	(200,251)	—
Freight Expense	—	—	216,968	—	—	216,968
Selling, General and Administrative Expense	—	80,246	39,660	4,637	—	124,543
Depreciation, Depletion and Amortization	9,382	70,010	300,635	11,485	(1,891)	389,621
Interest Expense	17,888	7,820	10,312	498	(335)	36,183
Taxes Other Than Income	5,887	24,146	250,398	9,559	—	289,990
Black Lung Excise Tax Refund	—	—	(55,795)	—	—	(55,795)

Total Costs	111,569	396,692	3,113,980	293,885	10,724	3,926,850

Earnings (Loss) Before Income Taxes	402,341	392,729	451,638	16,103	(537,216)	725,595
Income Taxes (Benefit)	(40,129)	153,656	120,315	6,092	—	239,934

Net Income	442,470	239,073	331,323	10,011	(537,216)	485,661
Less: Net Income Attributable to Noncontrolling Interest	—	—	—	—	(43,191)	(43,191)

Net Income Attributable to CONSOL Energy Inc. Shareholders	$442,470	$239,073	$331,323	$10,011	$(580,407)	$442,470

Balance Sheet for December 31, 2008:

	Parent	CNX Gas Guarantor	Other Subsidiary Guarantors	Non-Guarantors	Elimination	Consolidated
Assets:
Current Assets:
Cash and Cash Equivalents	$132,471	$1,926	$81	$4,034	$—	$138,512
Accounts and Notes Receivable:
Trade	—	61,764	35	159,930	—	221,729
Other	1,767	3,080	68,910	5,795	—	79,552
Inventories	—		184,140	43,670	—	227,810
Recoverable Income Taxes	3,560	30,302	—			33,862
Deferred Income Taxes	115,599	(55,000)	—	—	—	60,599
Prepaid Expenses	23,612	152,786	40,409	4,943	—	221,750

Total Current Assets	277,009	194,858	293,575	218,372	—	983,814
Property, Plant and Equipment:
Property, Plant and Equipment	175,027	2,113,570	7,606,735	84,956	—	9,980,288
Less-Accumulated Depreciation, Depletion and Amortization	71,781	322,470	3,793,378	26,687	—	4,214,316

Property, Plant and Equipment—Net	103,246	1,791,100	3,813,357	58,269	—	5,765,972
Other Assets:
Deferred Income Taxes	664,881	(331,338)	—	—	—	333,543
Investment in Affiliates	3,734,125	25,204	930,708	1,102	(4,618,143)	72,996
Other	77,253	58,811	34,521	43,548	—	214,133

Total Other Assets	4,476,259	(247,323)	965,229	44,650	(4,618,143)	620,672

Total Assets	$4,856,514	$1,738,635	$5,072,161	$321,291	$(4,618,143)	$7,370,458

Liabilities and Stockholders’ Equity:
Current Liabilities:
Accounts Payable	$87,734	$100,565	$159,677	$37,221	$—	$385,197
Accounts Payable (Recoverable)- Related Parties	1,853,629	2,234	(1,992,924)	137,061	—	—
Short-Term Notes Payable	485,000	72,700	—	—	—	557,700
Current Portion of Long-Term Debt	1,473	8,462	12,093	373	—	22,401
Other Accrued Liabilities	410,086	42,089	84,417	9,850	—	546,442

Total Current Liabilities	2,837,922	226,050	(1,736,737)	184,505	—	1,511,740
Long-Term Debt:	252,145	74,682	140,956	568	—	468,351
Deferred Credits and Other Liabilities:
Postretirement Benefits Other Than Pensions	—	2,728	2,490,616	—	—	2,493,344
Pneumoconiosis	—	—	190,261	—	—	190,261
Mine Closing	—	—	393,112	11,517	—	404,629
Gas Well Closing	—	7,401	73,153	—	—	80,554
Workers’ Compensation	—	—	128,477	—	—	128,477
Salary Retirement	194,567	—	—	—	—	194,567
Reclamation	—	—	15,363	22,830	—	38,193
Other	109,693	42,900	7,698	25,705	—	185,996

Total Deferred Credits and Other Liabilities	304,260	53,029	3,298,680	60,052	—	3,716,021
CONSOL Energy Inc. Stockholders’ Equity	1,462,187	1,384,874	3,370,895	74,533	(4,830,302)	1,462,187
Noncontrolling Interest	—	—	—	—	212,159	212,159

Total Liabilities and Stockholders’ Equity	$4,856,514	$1,738,635	$5,073,794	$319,658	$(4,618,143)	$7,370,458

Condensed Statement of Cash Flows

For the Year Ended December 31, 2008:

	Parent	CNX Gas Guarantor	Other Subsidiary Guarantors	Non-Guarantors	Elimination	Consolidated
Net Cash Provided by Operating Activities	$34,647	$447,375	$510,475	$36,967	$—	$1,029,464

Cash Flows from Investing
Capital Expenditures	$(11,371)	$(560,663)	$(464,603)	$(25,032)	$—	$(1,061,669)
Investment in Equity Affiliates	—	1,081	798	—	—	1,879
Purchase of Stock in Subsidiary			(67,259)			(67,259)
Proceeds from Sale of Assets	—	450	27,743	—	—	28,193

Net Cash Used in Investing Activities	$(11,371)	$(559,132)	$(503,321)	$(25,032)	$—	$(1,098,856)

Cash Flows from Financial Activities:
Dividends Paid	$(72,957)	$—	$—	$—	$—	$(72,957)
Proceeds from Revolver	237,500	72,700	—	—	—	310,200
Purchase of Treasury Stock	(97,794)	—	—	—	—	(97,794)
Other Financing Activities	37,218	8,935	(8,364)	(10,985)	—	26,804

Net Cash Provided By (Used in) Financing Activities	$103,967	$81,635	$(8,364)	$(10,985)	$—	$166,253

Income Statement for the Year Ended December 31, 2007:

	Parent	CNX Gas Guarantor	Other Subsidiary Guarantors	Non-Guarantors	Elimination	Consolidated
Sales—Outside	$—	$416,453	$2,718,493	$201,018	$(11,618)	$3,324,346
Sales—Purchased gas	—	7,628	—	—	—	7,628
Sales—Gas Royalty Interest	—	46,586	—	—	—	46,586
Freight—Outside	—	—	186,909	—	—	186,909
Other Income (including equity earnings)	333,581	8,815	141,735	40,093	(327,496)	196,728

Total Revenue and Other Income	333,581	479,482	3,047,137	241,111	(339,114)	3,762,197
Cost of Goods Sold and Other Operating Charges	63,899	102,278	1,916,159	61,864	207,800	2,352,000
Purchased Gas Costs	—	7,162	—	—	—	7,162
Gas Royalty Interest	—	40,011	—	—	(90)	39,921
Related Party Activity	(4,601)	—	87,459	134,213	(217,071)	—
Freight Expense	—	—	186,909	—	—	186,909
Selling, General and Administrative Expense	—	54,825	51,029	2,810	—	108,664
Depreciation, Depletion and Amortization	7,666	48,961	259,825	10,343	(2,080)	324,715
Interest Expense	24,932	5,606	(250)	563	—	30,851
Taxes Other Than Income	5,790	—	246,177	6,959	—	258,926
Black Lung Excise Tax Refund	—	—	24,092	—	—	24,092

Total Costs	97,686	258,843	2,771,400	216,752	(11,441)	3,333,240

Earnings (Loss) Before Income Taxes	235,895	220,639	275,737	24,359	(327,673)	428,957
Income Taxes (Benefit)	(31,887)	84,961	73,848	9,215	—	136,137

Net Income	267,782	135,678	201,889	15,144	(327,673)	292,820
Less: Net Income Attributable to Noncontrolling Interest	—	—	—	—	(25,038)	(25,038)

Net Income Attributable to CONSOL Energy Inc. Shareholders	$267,782	$135,678	$201,889	$15,144	$(352,711)	$267,782

Condensed Statement of Cash Flows

For the Year Ended December 31, 2007:

	Parent	CNX Gas Guarantor	Other Subsidiary Guarantors	Non-Guarantors	Elimination	Consolidated
Net Cash Provided by Operating Activities	$(258,800)	$272,448	$649,136	$21,249	$—	$684,033

Cash Flows from Investing Activities:
Capital Expenditures	$—	$(348,631)	$(372,424)	$(22,059)	$—	$(743,114)
Acquisition of AMVEST	—	—	(296,724)	—	—	(296,724)
Investment in Equity Affiliates	—	(5,783)	(1,274)	—	—	(7,057)
Purchase of Stock in Subsidiary	—	—	(10,000)	—	—	(10,000)
Proceeds from Sale of Assets	—	187	83,754	850	—	84,791

Net Cash Used in Investing Activities	$—	$(354,227)	$(596,668)	$(21,209)	$—	$(972,104)

Cash Flows from Financial Activities:
Dividends Paid	$(56,475)	$—	$—	$—	$—	$(56,475)
Proceeds from Revolver	247,500	—	—	—	—	247,500
Purchase of Treasury Stock	(80,157)	—	—	—	—	(80,157)
Payments on Long Term Notes	—	—	(45,000)	—	—	(45,000)
Other Financing Activities	42,906	6,654	(7,589)	(2,000)	—	39,971

Net Cash Provided By (Used in) Financing Activities	$153,774	$6,654	$(52,589)	$(2,000)	$—	$105,839

Supplemental Coal Data (unaudited):	12 Months Ended
Dec. 31, 2009
Supplemental Coal Data (unaudited):

Supplemental Coal Data (unaudited):

	Millions of Tons For the Year Ended December 31,
	2009	2008	2007	2006	2005
Proved and probable reserves at beginning of period	4,543	4,526	4,272	4,546	4,509
Purchased reserves	5	—	177	3	56
Reserves sold in place	(3)	(12)	(33)	(2)	(2)
Production	(59)	(65)	(65)	(67)	(69)
Revisions and other changes	34	94	175	(208)	52

Consolidated proved and probable reserves at end of period*	4,520	4,543	4,526	4,272	4,546

Proportionate share of proved and probable reserves of unconsolidated equity affiliates*	170	171	179	—	—

*	Proved and probable coal reserves are the equivalent of “demonstrated reserves” under the coal resource classification system of the U.S. Geological Survey. Generally, these reserves would be commercially mineable at year-end prices and cost levels, using current technology and mining practices.

CONSOL Energy’s coal reserves are located in nearly every major coal-producing region in North America. At December 31, 2009, 898 million tons were assigned to mines either in production, temporarily idle, or under development. The proved and probable reserves at December 31, 2009 include 3,960 million tons of steam coal reserves, of which approximately 8 percent has a sulfur content equivalent to less than 1.2 pounds sulfur dioxide per million British thermal unit (Btu), and an additional 14 percent has a sulfur content equivalent to between 1.2 and 2.5 pounds sulfur dioxide per million Btu. The reserves also include 560 million tons of metallurgical coal in consolidated reserves, of which approximately 62 percent has a sulfur content equivalent to less than 1.2 pounds sulfur dioxide per million Btu, and an additional 37 percent has a sulfur content equivalent to between 1.2 and 2.5 pounds sulfur dioxide per million Btu. A significant portion of this metallurgical coal can also serve the steam coal market.

Supplemental Gas Data (unaudited)	12 Months Ended
Dec. 31, 2009
Supplemental Gas Data (unaudited)

Other Supplemental Information—Supplemental Gas Data (unaudited)

The following information was prepared in accordance with the Financial Accounting Standards Board’s Accounting Standards Update No. 2010-03, “Extractive Activities—Oil and Gas (Topic 932).”

Capitalized Costs:

	As of December 31,
	2009	2008
Proved properties	$152,010	$121,605
Unproved properties	271,553	220,848
Wells and related equipment	1,171,146	1,019,880
Gathering assets	804,212	740,396

Total Property, Plant and Equipment	2,398,921	2,102,729
Accumulated Depreciation, Depletion and Amortization	(429,966)	(319,959)

Net Capitalized Costs	$1,968,955	$1,782,770

Costs incurred for property acquisition, exploration and development (*):

	For the Years Ended December 31,
	2009	2008	2007
Property acquisitions and other changes
Proved properties	$30,405	$17,090	$33,205
Unproved properties	50,705	119,168	80,313
Development	181,944	378,119	257,935
Exploration	46,023	68,495	16,503

Total	$309,077	$582,872	$387,956

(*)	Includes costs incurred whether capitalized or expensed.

Results of Operations for Producing Activities:

	For the Twelve Months Ended December 31,
	2009		2008		2007
	Consolidated Operations	Equity Affiliates	Consolidated Operations	Equity Affiliates	Consolidated Operations	Equity Affiliates
Production Revenue	$630,598	$—	$688,325	$—	$416,452	$2,755
Royalty Interest Gas Revenue	40,951	—	79,302	—	46,586	294
Purchased Gas Revenue	7,040	—	8,464	—	7,628	201

Total Revenue	678,589	—	776,091	—	470,666	3,250

Lifting Costs	55,285	—	67,653	—	38,721	679
Gathering Costs	95,687	—	83,752	—	61,798	630
Royalty Interest Gas Costs	32,423	—	74,041	—	40,011	294
Other Costs	45,795	—	34,078	—	19,772	646
Purchased Gas Costs	6,442	—	8,175	—	7,162	165
DD&A	107,251	—	70,010	—	48,961	294

Total Costs	342,883	—	337,709	—	216,425	2,708

Pre-tax Operating Income	335,706	—	438,382	—	254,241	542
Income Taxes	125,890	—	171,407	—	98,595	210

Results of Operations for Producing Activities excluding Corporate and Interest Costs	$209,816	$—	$266,975	$—	$155,646	$332

The following is production, average sales price and average production costs, excluding ad valorem and severance taxes, per unit of production:

	For the Years Ended December 31,
	2009	2008	2007
Production in million cubic feet	94,415	76,562	58,249
Average gas sales price before effects of financial settlements (per thousand cubic feet)	$4.15	$8.99	$6.87
Average effects of financial settlements (per thousand cubic feet)	$2.53	$—	$0.33

Average gas sales price including effects of financial settlements (per thousand cubic feet)	$6.68	$8.99	$7.20

Average lifting costs, excluding ad valorem and severance taxes (per thousand cubic feet)	$0.48	$0.58	$0.39

During the years ended December 31, 2009, 2008 and 2007, we drilled 247, 534 and 370 net development wells, respectively. Of these wells drilled in the year ended December 31, 2009 there was one dry well. There were no dry wells in the years ended December 31, 2008 and 2007.

During the years ended December 31, 2009, 2008 and 2007, we drilled 18, 56 and 9 net exploratory wells, respectively. Of the wells drilled in the years ended December 31, 2009 and 2008, there were one and three dry wells, respectively. There were no dry wells in the year ended December 31, 2007.

At December 31, 2009, there were six development wells in the process of being drilled. Drilling activities are currently in progress to complete the drilling of these wells by the end of March 2010.

At December 31, 2009, there were ten exploratory wells in the process of being drilled. Drilling and evaluation activities will be in process throughout the 2010 period.

CNX Gas is committed to provide 44.1 Bcf of gas under existing contracts or agreements over the course of the next two years. CNX Gas expects to produce sufficient quantities from existing proved developed reserves to satisfy these commitments.

Most of our development wells and proved acreage are located in Central Appalachia. Some leases are beyond their primary term, but these leases are extended in accordance with their terms as long as certain drilling commitments are satisfied. The following table sets forth the number of CNX Gas producing wells, developed acreage and undeveloped acreage at December 31, 2009:

	Gross	Net(1)
Producing Wells (including gob wells)	5,240	3,926
Proved Developed Acreage	260,327	254,753
Proved Undeveloped Acreage	56,090	54,298
Unproved Acreage	3,957,174	3,399,490

Total Acreage	4,273,591	3,708,541

(1)	Net acres do not include acreage attributable to the working interests of our principal joint venture partners and the portions of certain proved developed acreage attributable to property we have leased to third-party producers. Additional adjustments (either increases or decreases) may be required as we further develop title to and confirm our rights with respect to our various properties in anticipation of development. We believe that our assumptions and methodology in this regard are reasonable.

Proved Oil and Gas Reserve Quantities:

The preparation of our gas reserve estimates are completed in accordance with CNX Gas’ prescribed internal control procedures, which include verification of input data into a gas reserve forecasting and economic evaluation software, as well as multi-functional management review. The technical employee responsible for overseeing the preparation of the reserve estimates is a petroleum engineer. Our 2009 gas reserve results were audited by Netherland, Sewell and Associates, Inc. The technical person primarily responsible for overseeing the audit of our reserves is a certified petroleum engineer. The gas reserve estimates are as follows:

	2009	2008		2007
	Consolidated Operations	Consolidated Operations	Equity Affiliates	Consolidated Operations	Equity Affiliates
Net Reserve Quantity (MMcfe)
Beginning reserves	1,422,046	1,339,909	3,584	1,263,293	2,200
Revisions(b)	177,004	(30,828)	—	(25,036)	221
Extensions and discoveries(c)	406,756	182,701	—	145,834	1,484
Production	(94,415)	(76,562)	—	(57,928)	(321)
Acquisition of remaining interest in equity affiliate	—	3,584	(3,584)	—	—
Purchases of reserves in-place	—	3,242	—	13,746	—
Sale of reserves in-place	—	—	—	—	—

Ending reserves(a)	1,911,391	1,422,046	—	1,339,909	3,584

(a)	Proved developed and proved undeveloped gas reserves are defined by the Securities and Exchange Commission (SEC) Rule 4.10(a) of Regulation S-X. Generally, these reserves would be commercially recovered under current economic conditions, operating methods and government regulations. CNX Gas cautions that there are many inherent uncertainties in estimating proved reserve quantities, projecting future production rates and timing of development expenditures. Proved oil and gas reserves are estimated quantities of natural gas and coalbed methane gas which geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions. Proved developed reserves are those reserves expected to be recovered through existing wells, with existing equipment and operating methods.
(b)	Revisions are primarily due to efficiencies in operations which resulted in a reduction of operating costs, a comprehensive look into reservoir characterization and well performance.
(c)	Extensions and discoveries are due to the addition of our Marcellus Shale acreage and approvals from the Oil & Gas Board in Virginia to drill and complete wells on tighter spacing. Extensions and discoveries also include 120,933 MMcfe as a result of initially applying the amendments of ASC 932 in ASU 2010-03 related to capturing proved undeveloped locations more than one location away if reliable technology can be demonstrated.

	2009			2008			2007
	All Products	Natural Gas mmcf	Oil mmcfe	All Products	Natural Gas mmcf	Oil mmcfe	All Products	Natural Gas mmcf	Oil mmcfe
Proved developed reserves (consolidated entities only)
Beginning of year	783,290	783,010	280	667,726	667,443	283	609,700	609,538	162

End of year	1,040,257	1,039,052	1,205	783,290	783,010	280	667,726	667,443	283

Proved undeveloped reserves (consolidated entities only)
Beginning of year	638,756	638,756	—	672,183	672,183	—	653,593	653,593	—

End of year	871,134	871,134	—	638,756	638,756	—	672,183	672,183	—

For the Year Ended December 31, 2009
Proved Undeveloped Reserves (MMcfe)
Beginning proved undeveloped reserves	638,756
Undeveloped reserves transferred to developed(a)	(118,145)
Revisions	27,601
Extension and discoveries	322,922

Ending proved undeveloped reserves(b)	871,134

(a)	During 2009, various exploration and development drilling and evaluations were completed. Approximately, $45,326 of capital was spent in the year ended December 31, 2009 related to undeveloped reserves that were transferred to developed.
(b)	Included in proved undeveloped reserves at December 31, 2009 are approximately 120,000 MMcfe of reserves that have been reported for more than five years that relate specifically to CONSOL Energy’s Buchanan Mine. These undeveloped reserves will be developed in order to de-gas the mine ahead of longwall mining.

The following table represents the capitalized exploratory well cost activity as indicated:

December 31, 2009
Costs pending the determination of proved reserves at December 31, 2009(a)
Less than one year	$156
More than one year but less than five years	5,454
More than five years	2,627

Total	$8,237

(a)	Costs held in exploratory for more than one year represent exploration wells away from existing infrastructure. The additional planned exploration expenditures will allow us to invest in infrastructure to support these fields.

	For the Years Ended December 31,
	2009	2008	2007
Costs reclassified to wells, equipment and facilities based on the determination of proved reserves	$52,332	$1,887	$402
Costs expensed due to determination of dry hole or abandonment of project	$8,194	$1,197	$—

CNX Gas’ proved gas reserves are located in the United States.

Standardized Measure of Discounted Future Net Cash Flows:	12 Months Ended
Dec. 31, 2009
Standardized Measure of Discounted Future Net Cash Flows:

Standardized Measure of Discounted Future Net Cash Flows:

The following information has been prepared in accordance with the provisions of the Financial Accounting Standards Board’s Accounting Standards Update No. 2010-03, “Extractive Activities—Oil and Gas (Topic 932).” This topic requires the standardized measure of discounted future net cash flows to be based on the average, first-day-of-the-month price for the year ended December 31, 2009. Because prices used in the calculation are average prices for that year, the standardized measure could vary significantly from year to year based on the market conditions that occurred.

The projections should not be viewed as realistic estimates of future cash flows, nor should the “standardized measure” be interpreted as representing current value to CNX Gas. Material revisions to estimates of proved reserves may occur in the future; development and production of the reserves may not occur in the periods assumed; actual prices realized are expected to vary significantly from those used; and actual costs may vary. CNX Gas’ investment and operating decisions are not based on the information presented, but on a wide range of reserve estimates that include probable as well as proved reserves and on a different price and cost assumptions.

The standardized measure is intended to provide a better means for comparing the value of CNX Gas’ proved reserves at a given time with those of other gas producing companies than is provided by a comparison of raw proved reserve quantities.

	December 31,
	2009	2008	2007
Future Cash Flows:
Revenues	$7,975,195	$8,856,817	$9,509,665
Production costs	(3,123,532)	(3,525,902)	(3,004,619)
Development costs	(995,569)	(793,592)	(636,436)
Income tax expense	(1,465,075)	(1,713,713)	(2,259,415)

Future Net Cash Flows	2,391,019	2,823,610	3,609,195
Discounted to present value at a 10% annual rate	(1,496,668)	(1,605,176)	(2,219,655)

Total standardized measure of discounted net cash flows(a)	$894,351	$1,218,434	$1,389,540

(a)	The estimated effect on the PV-10 calculation of initially applying the amendments of ASC 932 in ASU 2010-03 was $39,059.

The following are the principal sources of change in the standardized measure of discounted future net cash flows during:

	December 31,
	2009	2008		2007
	Consolidated Operations	Consolidated Operations	Equity Affiliates	Consolidated Operations	Equity Affiliates
Balance at beginning of period	$1,218,434	$1,384,983	$4,557	$933,186	$1,705
Net changes in sales prices and production costs	(333,130)	(676,358)	—	1,681,550	7,356
Sales net of production costs	(335,706)	(438,382)	—	(207,688)	(1,122)
Net change due to revisions in quantity estimates	189,583	(63,547)	—	479,618	5,959
Net change due to acquisition	—	4,158	—	2,840	—
Acquisition of remaining interest in equity affiliate	—	4,557	(4,557)	—	—
Development costs incurred during the period	181,944	378,119	—	257,935	—
Difference in previously estimated development costs compared to actual costs incurred during the period	(3,282)	(136,742)	—	(87,408)	—
Changes in estimated future development costs	(380,639)	(398,534)	—	(254,635)	(214)
Net change in future income taxes	248,639	545,702	—	(754,209)	(4,673)
Accretion of discount and other	108,508	614,478	—	(666,206)	(4,454)

Total discounted cash flow at end of period	$894,351	$1,218,434	$—	$1,384,983	$4,557

Supplemental Quarterly Information (unaudited):	12 Months Ended
Dec. 31, 2009
Supplemental Quarterly Information (unaudited):

Supplemental Quarterly Information (unaudited):

(Dollars in thousands)

	Three Months Ended
	March 31, 2009	June 30, 2009	September 30, 2009	December 31, 2009
Sales	$1,164,341	$1,003,973	$1,032,531	$1,158,937
Freight Revenue	$30,916	$27,087	$36,130	$54,774
Cost of Goods Sold and Other Operating Charges (including Gas Royalty Interests’ Costs and Purchased Gas Costs)	$680,095	$649,704	$714,627	$751,444
Freight Expense	$30,916	$27,087	$36,130	$54,774
Net Income	$204,971	$118,839	$93,286	$150,046
Net Income Attributable to CONSOL Energy Inc Shareholders	$195,819	$113,339	$87,370	$143,189
Total Earnings per Share
Basic	$1.08	$0.63	$0.48	$0.80

Diluted	$1.08	$0.62	$0.48	$0.77

Weighted Average Shares Outstanding
Basic	180,576,479	180,644,498	180,725,194	180,823,733

Diluted	182,150,090	183,073,413	183,191,667	183,651,382

	Three Months Ended
	March 31, 2008	June 30, 2008	September 30, 2008	December 31, 2008
Sales	$906,368	$1,135,572	$1,076,960	$1,150,435
Freight Revenue	$44,744	$63,927	$60,458	$47,839
Cost of Goods Sold and Other Operating Charges (including Gas Royalty Interests’ Costs and Purchased Gas Costs)	$656,223	$764,137	$762,767	$742,213
Freight Expense	$44,744	$63,927	$60,458	$47,839
Net Income	$84,231	$112,790	$102,416	$186,224
Net Income Attributable to CONSOL Energy Inc Shareholders	$75,082	$101,012	$90,054	$176,322
Total Earnings per Share
Basic	$0.41	$0.55	$0.49	$0.98

Diluted	$0.41	$0.54	$0.49	$0.97

Weighted Average Shares Outstanding
Basic	182,572,985	182,977,726	183,202,086	180,799,712

Diluted	185,192,551	185,637,248	185,591,759	182,327,963